UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Whiting Petroleum Corporation

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2021 PROXY STATEMENT
Notice of 2021 Annual Meeting of Stockholders
To be Held on May 11, 2021

WHITING PETROLEUM CORPORATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 11, 2021
Dear Stockholders:
The annual meeting of stockholders of Whiting Petroleum Corporation will be held on Tuesday, May 11, 2021, at 10:00 a.m., Mountain Time, in a virtual format online via live webcast, for the following purposes:
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to elect the seven directors named in the accompanying proxy statement to hold office until the 2022 annual meeting of stockholders and until their successors are duly elected and qualified;

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to approve, by advisory vote, the compensation of our named executive officers;

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to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2021; and

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to consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

In light of the coronavirus (COVID-19) pandemic and to assist in protecting the health and wellbeing of our stockholders, employees and other participants, the 2021 Annual Meeting of Stockholders will be held in a virtual format online via live webcast only. You will not be able to attend the 2021 Annual Meeting of Stockholders physically. You may participate, vote and examine our stockholder list at the 2021 Annual Meeting of Stockholders by visiting www.meetingcenter.io/258088867, entering the password WLL2021 and using your 15-digit control number found on your proxy card or Notice of Internet Availability of Proxy Materials.
The close of business on March 16, 2021 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof.
Your vote is important no matter how large or small your holdings may be. To assure your representation at the annual meeting, please vote your shares over the Internet or via the toll-free telephone number as instructed in the Notice of Internet Availability of Proxy Materials. You also may request a printed proxy card to submit your vote by mail. For more details, see “How do I vote?” under “Questions and Answers About the Annual Meeting and Voting” in the accompanying proxy statement.
By Order of the Board of Directors
WHITING PETROLEUM CORPORATION
Lynn A. Peterson
President and Chief Executive Officer
Denver, Colorado
March 29, 2020

PROXY STATEMENT

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WHITING PETROLEUM CORPORATION
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
May 11, 2021
We are furnishing you this proxy statement in connection with the solicitation of proxies by our Board of Directors (the “Board”) to be voted at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Whiting Petroleum Corporation. The Annual Meeting will be held on Tuesday, May 11, 2021 at 10:00 a.m., Mountain Time, in a virtual format online via live webcast. The proxy materials, including this proxy statement, proxy card or voting instructions and our 2020 annual report, are being distributed and made available on or about March 29, 2021.
In light of the coronavirus (COVID-19) pandemic and to assist in protecting the health and wellbeing of our stockholders, employees and other participants, the Annual Meeting will be held in a virtual format online via live webcast only. You will not be able to attend the Annual Meeting physically. To attend the Annual Meeting, you will need to visit the virtual meeting website at www.meetingcenter.io/258088867 and enter the password WLL2021. Participants may choose to join the Annual Meeting as a “stockholder” or as a “guest”. To enter the virtual meeting as a stockholder of record, participants will need to enter a valid 15-digit control number, which can be found on your proxy card or Notice of Internet Availability of Proxy Materials, to be able to vote or submit questions during the Annual Meeting. If you hold your shares through an intermediary, such as a bank or broker, and you want to vote or ask a question at the Annual Meeting, you must register in advance to attend the Annual Meeting virtually by live webcast by following the instructions described below under “Questions and Answers about the Annual Meeting and Voting”. Otherwise, you may enter the webcast as a guest.
An online portal is available to stockholders at www.envisionreports.com/WLL where you can view and download our proxy materials and our Annual Report on Form 10-K for the year ended December 31, 2020 and vote your shares. On the day of, and during the Annual Meeting, you can view our agenda and meeting procedures and submit questions at www.meetingcenter.io/258088867. Stockholders must have their control number to submit questions. Stockholders will have an opportunity to raise questions about the items of business for the meeting. In addition, after the business portion of the Annual Meeting concludes and the meeting is adjourned, stockholders will have an opportunity to raise questions of a more general nature. We intend to answer all questions submitted that are pertinent to our company and the items being voted on during the Annual Meeting, as time permits and in accordance with our meeting procedures. We may also respond to questions after the meeting on an individual basis or by posting answers on the investor relations section of our website.
Online access to the webcast will be open for 30 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your computer audio system. We encourage you to access the meeting prior to the start time. If you encounter any difficulties accessing the meeting in advance of or during the meeting, please call 1-800-736-3001 (toll-free in U.S., Canada, Puerto Rico) or 1-781-575-3100 (international).
Your vote is important, and we encourage you to vote even if you are unable to attend the Annual Meeting. You may vote your shares over the Internet or via the toll-free telephone number as instructed in the Notice of Internet Availability of Proxy Materials, or, if you received or request a paper copy of the proxy card, by signing and returning it in the postage paid envelope provided for your convenience. You may also attend and vote by virtual presence online at the Annual Meeting.

AGENDA AND VOTING RECOMMENDATIONS
Proposal	Description	Board Recommendation	Page
1	Election of seven directors	FOR each nominee	6
2	Advisory approval of executive compensation	FOR	41
3	Ratification of the appointment of Deloitte & Touche LLP	FOR	42
CORPORATE GOVERNANCE
On April 1, 2020, we commenced voluntary cases under chapter 11 of the Bankruptcy Code. Pursuant to the plan of reorganization approved by the Bankruptcy Court, we emerged from bankruptcy on September 1, 2020, which we refer to as the “Reorganization”. Upon completion of the Reorganization and emergence from bankruptcy, we had appointed an entirely new Board, a new chief executive officer and new chief financial officer. Our new Board, of which 6 of the 7 members are independent, and our new management team lead by our Chief Executive Officer, Lynn A. Peterson, have worked to enhance our corporate governance practices, revise our executive compensation program to better align with stockholder interests and continue our focus on sustainability.
Our Commitment to Corporate Governance and Stockholder Engagement
We seek to maintain and enhance our corporate governance practices by refining such practices to align with evolving practices, issues raised by our stockholders and otherwise as circumstances warrant. Our corporate governance is overseen by our Board, all of the members of which are independent other than our chief executive officer. Key corporate governance changes implemented post-Reorganization include:
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Implementing annual elections of all directors as opposed to the classified Board we had prior to the Reorganization;

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Separating the positions of chairman of the board and chief executive officer with a chairman that is an independent director;

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Permitting stockholders representing at least 25% of our outstanding shares to call a special meeting of stockholders;

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Renaming our Compensation Committee of the Board as the Compensation and Human Resources Committee and expanding its oversight responsibilities to include matters relating to our human resources and human capital management; and

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Renaming the Sustainability Committee of the Board as the ESG Committee and expanding oversight responsibilities to environmental, health and safety, sustainability, corporate social responsibility and other public policy matters.

We also place great value on stockholder outreach and engage regularly with our investors to gain insights into our business strategy, corporate governance practices, executive compensation program and commitment to sustainability. Since the Reorganization, we have met with several firms representing 56% of the outstanding common stock of our company to discuss these topics. We also virtually hosted and engaged with our stockholders at three investor conferences.
Our Commitment to Executive Compensation Best Practices
On February 2, 2021, the Board, upon recommendation of the Compensation and Human Resources Committee and after consultation with the Committee’s independent compensation consultant, made changes to our executive compensation program designed to implement an industry-leading compensation structure that aligns earned payments with stockholder interests. Relative to historical industry practice, the new structure prioritizes greater alignment with absolute returns to stockholders and places a greater emphasis on bottom line cash generation.

Key features of the new compensation structure include:
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Base salaries are unchanged from 2020;

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Short-term incentive metrics focused on returns and long-term cash generation, as well as adherence to company core values;

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Mandatory stock settlement for our CEO, CFO and COO of any portion of the short-term incentive paid above-target;

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Long-term incentives heavily weighted toward performance-based awards (70% for our CEO, 60% for our CFO and COO);

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Use of absolute total stockholder return as the sole performance metric for one-half of our performance-based long-term incentives;

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Elimination of cash severance for our CEO, CFO and COO except in the event of a change in control; and

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In the event of a change in control, payment of one third of the CEO severance will be in stock with a mandatory post-termination holding period.

Changes to the compensation structure for Lynn A. Peterson, our Chief Executive Officer, James P. Henderson, our Chief Financial Officer, and Charles J. Rimer, our Chief Operating Officer, are summarized below under “Executive Compensation — Our Executive Compensation Programs in 2021”.
Whiting Values
In order to improve our culture, empower our people, engage our communities and ensure our success, we developed the following statement of our values in 2018:
Our core values continue to provide the foundation for how we work, interact, manage and lead at our company. In 2019, an internal values committee was formed to help facilitate our values awards. Each quarter, employees are encouraged to nominate a colleague who they believe is exemplifying each of our six core values. The values committee then reviews all nominations and selects a winner for each value. In 2019 and 2020, 538 values nominations were received, proving our employees are committed to delivering the energy our world needs in the right way.

Sustainability
We continue to recognize that building an enduring company must include the integration of sustainability planning and reporting as a key component of our strategy. We began integrating sustainability planning and reporting in 2017 with our initial disclosure of sustainability issues on our website. In 2018, we contracted with a third-party to develop a more robust program. We first compiled a list of over 300 relevant sustainability issues, informed by relevant non-financial reporting frameworks, including the Global Reporting Initiative (GRI), Sustainability Accounting Standards Board (SASB) and International Petroleum Industry Environmental Conservation Association (IPIECA). We also cross-checked the issues identified against the key oil and gas priorities disclosed by major institutional investors and relevant Non-Governmental Organizations (NGOs). We grouped the issues based on commonality and then narrowed the issues list to 24 sustainability topics that we believe are most important to achieving lasting stakeholder success.
In 2019, we formed a Sustainability Committee of the Board to monitor and evaluate our programs, policies and practices relating to ESG. In 2020, we renamed the Sustainability Committee the ESG Committee and expanded its oversight responsibilities to environmental, health and safety, sustainability, corporate social responsibility and other public policy matters.
In the fall of 2020, we published our 2019 Sustainability Report which is available on our website, www.whiting.com. The contents of our website are not incorporated by reference in this proxy statement. Highlights from our 2019 Sustainability Report include:
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34% decrease in Greenhouse Gas Intensity from 2018 to 2019.

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A 16% decrease in vehicle fleet tons of CO2 emissions from 2018 to 2019 with a 29% decrease since the start of the fleet program in 2017.

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47% decrease in total number of issues discovered during inspections from 2018 to 2019.

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25% reduction in water intensity from 2018 to 2019.

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Zero serious injuries or fatal incidents among our employees over last three years.

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Expanded Life Saving Rules to all employees and contractors based on standards established by the International Association of Oil and Gas Producers (IOGP).

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Decreased full year Total Recordable Incident Rate (TRIR) by 1%, with second half 2019 improving 18%, compared to full year 2018.

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29 of 63 employees (46%) hired at our corporate office in 2019 were female or minority.

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Enacted flexible work-life policy, including flexible work hours and part time optionality.

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Invested more than $1,000,000 and 4,000 volunteer hours in our local communities.

Climate Risk
We recognize the increasing public concern around greenhouse gases and other air emissions and global climate change. With this concern and focus comes the potential for new regulations. Oil and natural gas will continue to play an important role in meeting the country’s long-term energy demands despite increasing diversity of energy sources. Understanding our critical role in supplying affordable, reliable and efficient energy, we are committed to sustainable and responsible development of our oil and gas resources. This commitment includes understanding and mitigating climate change risk. To that end, our Board evaluates climate risk issues on a regular basis.

Proposal 1 — Election of Directors
The Board currently consists of seven directors with terms that expire at the Annual Meeting. The entire Board is elected annually for a term to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.
At the Annual Meeting, the stockholders will elect seven directors to hold office until the 2022 annual meeting of stockholders and until their successors are duly elected and qualified. The Board, upon the recommendation of the Nominating and Governance Committee, has nominated each current director for election at the Annual Meeting.
The Board has no reason to believe that the listed nominees will be unable or unwilling to serve as directors if elected. However, in the event that any nominee should be unable to serve or for good cause will not serve, the shares represented by proxies received will be voted for another nominee selected by the Board.
The following sets forth certain information, as of March 1, 2021, about the Board’s nominees for election at the Annual Meeting, including an account of their specific business experience; the names of publicly held and certain other corporations of which they also are, or have been within the past five years, directors; and a discussion of their specific experience, qualifications, attributes or skills that led to the conclusion that they should serve as directors.
Nominees for Election at the Annual Meeting
Janet L. Carrig
Independent Director Director since 2020 Age 63 Committees: ESG Nominating and Governance (Chair)
Janet L. Carrig has been a director of Whiting Petroleum Corporation since September 2020. Ms. Carrig served as Senior Vice President, Legal, General Counsel and Corporate Secretary of ConocoPhillips from 2007 to 2018. Prior to joining ConocoPhillips, she worked at Zelle, Hoffman, Voelbel, Mason and Gette, Kmart Corporation, Kellogg Company and Sara Lee Corporation. She began her career as a law clerk on the Third Circuit Court of Appeals. Ms. Carrig received a bachelor’s degree in History, with honors, from Grinnell College and a juris doctorate from Yale University.
Other Public Company Boards:
EQT Corporation (since 2019)
Experience and Qualifications: Ms. Carrig has substantial legal, regulatory and governance expertise, extensive executive leadership experience and a strong exploration and production industry background, having served for over a decade as General Counsel of ConocoPhillips.

Susan M. Cunningham
Independent Director Director since 2020 Age 65 Committees: Audit ESG (Chair)
Susan M. Cunningham has been a director of Whiting Petroleum Corporation since September 2020. From 2017 to 2019, Ms. Cunningham served as an Advisor for Darcy Partners (consulting firm). Ms. Cunningham served as Executive Vice President, EHSR and New Frontiers, for Noble Energy, Inc. from 2014 to 2017. She previously served at Noble Energy as Senior Vice President of Gulf of Mexico, West Africa and Frontier Ventures, and business innovation. Prior to Noble Energy, Ms. Cunningham held various positions at Texaco U.S.A., Statoil Energy, Inc. and Amoco Corporation. She holds a bachelor’s degree in Geology and Physical Geography from McMaster University in Ontario, Canada. She also completed an advanced management program through Rice University’s Office of Executive Development.
Other Public Company Boards:
Enbridge Inc. (since 2019)
Oil Search Limited (since 2018)
Experience and Qualifications: Ms. Cunningham has more than 35 years of oil and gas industry experience and brings strong leadership skills and extensive exploration and production experience and knowledge developed as a senior executive of Noble Energy, Inc.

Paul J. Korus
Independent Director Director since 2020 Age 64 Committees: Audit (Chair) Nominating and Governance
Paul J. Korus has been a director of Whiting Petroleum Corporation since September 2020. Mr. Korus was the Senior Vice President, Chief Financial Officer of Cimarex Energy Co. from 2002 until his retirement in 2015, and held the same positions with its predecessor, Key Production Company, from 1999 through 2002. He began his oil and gas career in 1982 with Apache Corporation, where he held positions in corporate planning, information technology and investor relations. He holds a Bachelor of Science degree in Economics and a Master of Science degree in Accounting from the University of North Dakota.
Other Public Company Boards:
Antero Resources Corporation (since 2018)
PDC Energy, Inc. (since 2020)
Antero Midstream Partners LP (2019)
SRC Energy Inc. (2016-2020)
Experience and Qualifications: Mr. Korus has more than 35 years of oil and gas industry experience and brings strong financial and accounting expertise, having served as Chief Financial Officer of Cimarex Energy Co., as well as his experience having served as a director of several other public energy companies.

Kevin S. McCarthy
Independent Director Director since 2020 Age 61 Committees: Compensation and Human Resources Nominating and Governance
Kevin S. McCarthy has been Chairman of the Board of Whiting Petroleum Corporation since September 2020. Mr. McCarthy has served as Vice Chairman at Kayne Anderson Capital Advisors, L.P. since 2019 and was Chairman of the Board for Kayne Anderson’s closed-end funds from 2004 through July 2020 and Chief Executive Officer for Kayne Anderson’s closed end funds from 2004 to 2019. Prior to joining Kayne Anderson, Mr. McCarthy was global head of energy investment banking at UBS Securities and held similar positions at PaineWebber Incorporated and Dean Witter. He holds a Bachelor of Arts degree in Economics and Geology from Amherst College and an MBA in Finance from the Wharton School at the University of Pennsylvania.
Other Public Company Boards:
Altus Midstream Company (since 2017)
PAA GP Holdings LLC (since 2020)
Kayne Anderson Public Funds (2004-2020)
ONEOK, Inc. (2015-2017)
Range Resources Corporation (2005-2018)
Experience and Qualifications: Mr. McCarthy has significant energy finance and investment experience with deep knowledge of oil and gas commodity markets and oil and gas companies both as an investment banker and from having served as Chairman and Chief Executive Officer at Kayne Anderson.

Lynn A. Peterson
Director Director since 2020 Age 67 Committee: ESG
Lynn A. Peterson has been the President and Chief Executive Officer and a director of Whiting Petroleum Corporation since September 2020. Prior to joining Whiting, Mr. Peterson was the Chairman of the Board, Chief Executive Officer and President of SRC Energy Inc. from May 2015 to January 2020 until the closing of its merger with PDC Energy, Inc. He was a co-founder of Kodiak Oil & Gas Corporation and served Kodiak as a director (2001-2014) and as its President, Chief Executive Officer (2002-2014) and Chairman of the Board (2011-2014) until its acquisition by Whiting Petroleum Corporation in December 2014. He also previously served as a director at Whiting from December 2014 to June 2015. Mr. Peterson has 40 years of industry experience. He holds a Bachelor of Science in Accounting from the University of Northern Colorado.
Other Public Company Boards:
Denbury Resources Inc. (since 2017)
PDC Energy, Inc. (since 2020)
SRC Energy Inc. (2015-2020)
Experience and Qualifications: In addition to being our Chief Executive Officer, Mr. Peterson has 40 years of experience in the oil and gas industry and his prior roles of chief executive officer and service as director at other public energy companies provide valuable understanding of management processes and strategy of oil and gas companies.

Daniel J. Rice IV
Independent Director Director since 2020 Age 40 Committees: Audit Compensation and Human Resources
Daniel J. Rice IV has been a director of Whiting Petroleum Corporation since September 2020. Mr. Rice has been a partner at Rice Investment Group since 2018 and serves as Chief Executive Officer for Rice Acquisition Corp., a publicly-listed special purpose acquisition company. Mr. Rice was the Chief Executive Officer of Rice Energy Inc. from 2013 until its sale to EQT Corporation in 2017. Mr. Rice also served as Chief Executive Officer of Rice Midstream Partners from 2014 until Rice Energy’s merger with EQT in 2017. He previously served at Rice Energy as Chief Operating Officer from 2012 to 2013 and Chief Financial Officer from 2008 to 2012. Before Rice Energy, Mr. Rice worked at Tudor Pickering & Holt, Transocean Inc. and Tyco International. He holds a Bachelor of Science Degree in Finance from Bryant University.
Other Public Company Boards:
EQT Corporation (since 2017)
Rice Acquisition Corp. (since 2020)
Rice Energy Inc. (2014-2017)
Rice Midstream Partners LP (2014-2017)
Experience and Qualifications: Mr. Rice has over a decade of experience in the energy industry and brings extensive oil and gas industry expertise and executive level experience, including from having served as Chief Executive Officer of Rice Energy Inc.

Anne Taylor
Independent Director Director since 2020 Age 65 Committees: Compensation and Human Resources (Chair) ESG
Anne Taylor has been a director of Whiting Petroleum Corporation since September 2020. Ms. Taylor is the President and sole owner of AT Strategies LLC, a consulting firm providing executive coaching services. Ms. Taylor retired in 2018 from Deloitte, which she joined in 1987. She was Vice Chairman and Managing Partner of the Houston office at Deloitte from 2013 to 2018, and held other top executive positions with Deloitte including U.S. Chief Strategy Officer and Global Leader for e-business. Ms. Taylor received Bachelor of Science and Master of Science degrees in Engineering from the University of Utah. She also attended Princeton University for doctorate studies in civil engineering, where she focused on transportation and mobility.
Other Public Company Boards:
Group 1 Automotive, Inc. (since 2018)
Southwestern Energy Company (since 2018)
Experience and Qualifications: Ms. Taylor has extensive background in business strategy development and execution, management and leadership, talent development and corporate governance, as well as energy industry and public company knowledge.

The Board recommends the foregoing seven nominees for election as directors for terms expiring at the 2022 Annual Meeting and urges each stockholder to vote FOR such nominees.

Governance Information
Corporate Governance Documents
The Board has adopted, regularly reviews and, if appropriate, revises our Corporate Governance Guidelines and written charters for our Audit Committee, Compensation and Human Resources Committee, ESG Committee and Nominating and Governance Committee. The Board has also adopted the Whiting Petroleum Corporation Code of Business Conduct and Ethics that applies to our directors and employees. Each of our directors and employees annually confirms in writing that he or she has reviewed and will fully comply with the Code of Business Conduct and Ethics.
Copies of each of these documents are available on our website at www.whiting.com. We are not including the information contained on our website as part of, or incorporating it by reference into, this proxy statement.
Independence of Directors
Of the seven directors currently serving on the Board, the Board, upon the recommendation of the Nominating and Governance Committee, has determined that each of Mses. Carrig, Cunningham and Taylor and Messrs. Korus, McCarthy and Rice has no material relationship with us and is independent under New York Stock Exchange (“NYSE”) listing standards. The Board has established categorical standards within our Corporate Governance Guidelines to assist in making determinations of director independence. In making its determination of independence, the Board found that each of Mses. Carrig, Cunningham and Taylor and Messrs. Korus, McCarthy and Rice met these standards.
Transactions with Related Persons
We had no transactions during 2020, and none are currently proposed, in which we were a participant and in which any related person had a direct or indirect material interest. Our Board has adopted written policies and procedures regarding related person transactions. For purposes of these policies and procedures:
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a “related person” means any of our directors, executive officers or nominees for director or any of their immediate family members; and

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a “related person transaction” generally is a transaction (including any indebtedness or a guarantee of indebtedness) in which we were or are to be a participant and the amount involved exceeds $120,000, and in which a related person had or will have a direct or indirect material interest.

Each of our executive officers, directors or nominees for director is required to disclose to the Nominating and Governance Committee certain information relating to related person transactions for review, approval or ratification by the Nominating and Governance Committee. Disclosure to the Nominating and Governance Committee should occur before, if possible, or as soon as practicable after the related person transaction is effected, but in any event as soon as practicable after the executive officer, director or nominee for director becomes aware of the related person transaction. The Nominating and Governance Committee’s decision whether or not to approve or ratify a related person transaction is to be made in light of the Nominating and Governance Committee’s determination that consummation of the transaction is not or was not contrary to our best interests. Any related person transaction must be disclosed to the full Board.
Meetings and Attendance
The Board held 23 meetings in 2020, which consisted of 5 meetings held by the post-Reorganization Board on or after September 1, 2020 and 18 meetings held by the pre-Reorganization Board prior to September 1, 2020. No director attended less than 85% of the total number of Board and committee meetings during the period on which they served on the Board or such committees. Directors are expected to attend our annual meeting of stockholders each year. We did not hold an annual meeting of stockholders during 2020 due to the Reorganization.

Selection of Director Candidates
In identifying and evaluating nominees for director, the Nominating and Governance Committee seeks to ensure that the Board possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and seeks to ensure that the Board is comprised of directors who have broad and diverse backgrounds, possessing knowledge in areas that are of importance to us. The Nominating and Governance Committee is guided by the Criteria for Director Nominees in our Corporate Governance Guidelines, which provide:
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The Nominating and Governance Committee will examine each director nominee on a case-by-case basis regardless of who recommended the nominee. The Nominating and Governance Committee will consider all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity and industry knowledge.

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The Nominating and Governance Committee believes that the following minimum qualifications are necessary for a director nominee to possess to be recommended by the Committee to the Board:

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Each director must display the highest personal and professional ethics, integrity and values.

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Each director must have the ability to exercise sound business judgment.

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Each director must be highly accomplished in his or her respective field, with superior credentials and recognition and broad experience at the administrative and/or policy-making level in business, government, education, technology or public interest.

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Each director must have relevant expertise and experience and be able to offer advice and guidance to the chief executive officer based on that expertise and experience.

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Each director must be independent of any particular constituency, be able to represent all of our stockholders and be committed to enhancing long-term stockholder value.

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Each director must have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of our business.

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At least one director has the requisite experience and expertise to be designated as an “audit committee financial expert.”

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Directors should be selected so that the Board is a diverse body.

The Nominating and Governance Committee will consider persons recommended by stockholders to become nominees for election as directors in accordance with the foregoing and other criteria set forth in our Corporate Governance Guidelines and Nominating and Governance Committee Charter. Recommendations for consideration by the Nominating and Governance Committee should be sent to our Corporate Secretary in writing together with appropriate biographical information concerning each proposed nominee.
Our by-laws include a proxy access provision pursuant to which a stockholder, or group of up to 25 stockholders, owning continuously for at least three years shares of our stock representing an aggregate of at least 3% of our outstanding shares may nominate and include in our proxy materials director nominees constituting up to 25% of our Board. Alternatively, a stockholder may nominate director nominees under our by-laws that the stockholder does not intend to have included in our proxy materials. In either case, such stockholders must comply with the procedures set forth in our by-laws, including that the stockholders and nominees satisfy the requirements in our by-laws and our Corporate Secretary receives timely written notice, in proper form, of the intent to make a nomination at an annual meeting of stockholders. The detailed requirements for nominations are set forth in our by-laws, which were attached as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 1, 2020. Additional requirements regarding stockholder proposals and director nominations, including the dates by which notices must be received, are described below under the heading “Stockholder Proposals.”
Director Qualifications, Skills and Experience
As prescribed in our Corporate Governance Guidelines described above in “Selection of Director Candidates”, the Board recognizes that diversity and depth of experience, education, professional expertise, perspective, gender and age are important considerations in determining Board composition. A skill set chart follows that identifies this diversity of expertise, experience and characteristics that the Board believes contribute to an effective and well-functioning board. The lack of a bullet does not mean that the director does not possess that skill or experience. Rather, a bullet indicates that the item is a specific skill or experience that the director brings to the Board.
Board of Directors
	Carrig	Cunningham	Korus	McCarthy	Peterson	Rice	Taylor
Skills & Experience:
CEO/Executive Leadership	•	•	•	•	•	•	•
Exploration & Production	•	•	•		•	•
Finance/Capital Allocation		•	•	•	•	•	•
Financial Reporting & Accounting		•	•	•	•	•
Audit Committee Financial Expert			•			•
Business Development/M&A	•		•	•	•	•
Human Resources & Compensation	•			•	•	•	•
Legal/Regulatory	•	•
ESG	•	•			•		•
Risk Management	•	•	•		•	•	•
Corporate Governance	•		•	•	•		•
Demographic Background:
Board Tenure (Years)	<1	<1	<1	<1	<1	<1	<1
Age	63	65	64	61	67	40	65
Gender	F	F	M	M	M	M	F
6 of 7 Independent
Board Leadership Structure; Independent Chairman
Prior to the Reorganization, we historically had the positions of chairman of the board and chief executive officer held by the same individual. Since the Reorganization, we have separated the positions of chairman of the board and chief executive officer with a chairman that is an independent director under NYSE listing standards. Effective September 1, 2020 Kevin S. McCarthy, who is an independent director, became our chairman of the board.
We believe this leadership structure fosters effective governance and oversight of our company by, among other things, (i) providing the independent directors with control over the Board meeting and agenda, (ii) assuring that independent directors control discussions about strategic alternatives, (iii) enabling an effective assessment of the chief executive officer’s performance, and (iv) providing an effective means for the Board to express its views on management.
Our by-laws and Corporate Governance Guidelines provide that the Board shall annually choose a chairman of the board, who may not be our president or our chief executive officer. Our by-laws and Corporate Governance Guidelines also provide that the chairman of the board will have the following duties in addition to such other duties as the Board may establish from time to time:
•
Preside at all meetings of the stockholders and of the Board;

•
Primary responsibility to schedule Board meetings (including meetings of the independent directors) and call special meetings when necessary; and

•
Lead the conduct of Board meetings and, together with the chief executive officer, set or propose the agenda and information sent to the Board.

Role of the Board in Risk Oversight
One of the responsibilities of our Board is to review and evaluate the processes in place to assess the major organizational risks facing our company and periodically review management’s assessment of the major organizational risks as well as options for their mitigation. Our Board leadership structure and our practice of a high degree of interaction between our directors and members of senior management facilitates this oversight function. The information flow and communication between our Board and senior management regarding long-term strategic planning and short-term operational reporting includes matters of material risk inherent in our business of exploration for and production of oil and gas. Our Nominating and Governance Committee facilitates coordination among the Board committees with respect to oversight of our risk management, including coordinating an annual risk assessment of our major risk exposures and policies and the steps taken to ensure appropriate processes are in place to identify, manage and control risks. Our Audit Committee, among other duties, oversees significant financial risk exposures and the steps management has taken to monitor, control and report such exposures and oversees compliance with legal and regulatory requirements. The Audit Committee also discusses and reviews with management our information systems and cybersecurity risks. Our Compensation and Human Resources Committee reviews risks related to our compensation programs and works to structure such programs in a manner to deter excessive risk taking. Our ESG Committee oversees risks relating to environmental, health and safety, sustainability, corporate social responsibility and other public policy matters.
Communication with Directors; Stockholder Engagement
Stockholders and other interested parties may communicate with the full Board, independent directors as a group or individual directors by submitting such communications in writing to our Corporate Secretary at Whiting Petroleum Corporation, c/o the Board of Directors (or, at the stockholder’s option, c/o a specific director or directors), 1700 Lincoln Street, Suite 4700, Denver, Colorado 80203. Such communications will be delivered directly to the specified recipient(s), except that the Corporate Secretary will not so deliver business solicitations or advertisements, junk mail, mass mailers, resumes and other forms of job inquiries, surveys, or communications that are unduly hostile, threatening, illegal or similarly unsuitable, provided that any communication that is not so delivered will be made available to any director upon request.
Individual directors may, from time to time, meet or otherwise communicate with stockholders, but it is expected that directors would do this with the knowledge of the chief executive officer, the chairman of the board and, in most instances, at the request of management.
Board Committee Information
The Board has standing Audit, Compensation and Human Resources, ESG, and Nominating and Governance Committees. The Board has adopted a formal written charter for each of these committees that is available on our website at www.whiting.com.

The table below provides the current composition of each standing committee of our Board:
Name	Audit	Compensation and Human Resources	ESG	Nominating and Governance
Janet L. Carrig			•	Chair
Susan M. Cunningham	•		Chair
Paul J. Korus	Chair			•
Kevin S. McCarthy		•		•
Lynn A. Peterson			•
Daniel J. Rice IV	•	•
Anne Taylor		Chair	•
Number of meetings in 2020*	4	11	2	2

*
Consists of (i) one Audit Committee meeting, five Compensation and Human Resources Committee meetings, one ESG Committee meeting and one Nominating and Governance Committee meeting held by the post-Reorganization Board committees on or after September 1, 2020 and (ii) three Audit Committee meetings, six Compensation Committee meetings, one Sustainability Committee meeting and one Nominating and Governance Committee meeting held by the pre-Reorganization Board committees prior to September 1, 2020.

Audit Committee
The Audit Committee assists the Board in oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications, independence and performance, the performance of our internal audit function and our compliance with legal and regulatory requirements. The Audit Committee is directly responsible for the appointment, retention, compensation, evaluation and termination of our independent registered public accounting firm and has the sole authority to approve all audit and permitted non-audit engagement fees and terms. The Audit Committee is presently comprised of Messrs. Korus (Chairperson) and Rice and Ms. Cunningham, each of whom is an independent director under NYSE listing standards and SEC rules applicable to audit committee members. The Board has determined that Messrs. Korus and Rice each qualifies as an “audit committee financial expert” as defined by SEC rules.
Compensation and Human Resources Committee
The Compensation and Human Resources Committee assists the Board in discharging its responsibilities with respect to our compensation programs and compensation of our executive officers. The Compensation and Human Resources Committee has overall responsibility for recommending and evaluating the compensation of our executive officers, including our chief executive officer, and our executive officer compensation plans, policies and programs. The Compensation and Human Resources Committee is also responsible for overseeing matters relating to our human resources and human capital management. The Compensation and Human Resources Committee is presently comprised of Ms. Taylor (Chairperson) and Messrs. McCarthy and Rice, each of whom is an independent director under NYSE listing standards and a non-employee director for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Additional information regarding the Compensation and Human Resources Committee and our processes and procedures for executive compensation, including, among other matters, our use of compensation consultants and the role of our executive officers in determining compensation, is provided below under “Executive Compensation”.
ESG Committee
The ESG Committee assists the Board in fulfilling its oversight responsibilities relating to environmental, health and safety, sustainability, corporate social responsibility and other public policy (collectively, “ESG”) matters. Such matters may include but are not limited to environmental and safety policy, reputational risk, ESG governance risk, legislative and regulatory developments, social responsibility issues, philanthropy, political activity and the preparation of sustainability reports. The members of the ESG Committee are Mses. Cunningham (Chairperson), Carrig and Taylor, each of whom is an independent director under NYSE listing standards, and Mr. Peterson.
Nominating and Governance Committee
The Nominating and Governance Committee assists the Board in fulfilling its responsibilities by identifying individuals qualified to become directors and recommending to the Board nominees for all directorships, making recommendations to the Board with respect to Board committees, developing and recommending to the Board a set of corporate governance guidelines, otherwise taking a leadership role in shaping our corporate governance, and advising the Board with respect to compensation of our directors. The Nominating and Governance Committee is also charged with administering our policies and procedures regarding any transactions with related persons. The Nominating and Governance Committee is presently comprised of Ms. Carrig (Chairperson) and Messrs. Korus and McCarthy, each of whom is an independent director under NYSE listing standards.
Director Compensation
We have designed our compensation program for our non-employee directors to attract and retain qualified and experienced candidates to serve on the Board. In setting this compensation, we consider the significant amount of time and energy expended and the skill-level required by our directors in fulfilling their duties. Directors who are our employees receive no compensation for service as members of either the Board or Board committees.
Pre-Reorganization Compensation
As previously disclosed, effective January 1, 2020, our Board reduced the annual value of the equity-based award granted to each director from $180,000 to $175,000. This change was approved to align the director cash retainer and equity participation in proximity to the market 50th percentile. Following this change, the amount of compensation paid to our non-employee directors for 2020 prior to the Reorganization was based on the following schedule:
			Committee Service
	Board Service	Lead Director	Audit	Compensation	Nominating and Governance	Sustainability
Annual Cash Retainer	$75,000	$20,000
Equity-Based Retainer*	$175,000	$15,000
Committee Chair Annual Retainer			$25,000	$15,000	$15,000	$15,000
Committee Chair Equity-Based Retainer*			$25,000	$15,000	$15,000	$15,000
Committee Member Annual Retainer			$10,000	$5,000	$5,000	$5,000
Meeting Fee	$1,500		$1,500	$1,500	$1,500	$1,500

*
In years prior to 2020, the equity-based retainers were granted in the form of restricted stock that was subject to a one-year vesting requirement. In March 2020, in anticipation of the Reorganization, our Board approved the conversion of the equity-based retainers to a cash retainer to be paid in quarterly installments.

Compensation Actions in Connection with Reorganization
In March 2020, in anticipation of the Reorganization, our Board approved the conversion of the annual equity-based retainer and the equity-based committee chair retainers to cash retainers to be paid in quarterly installments. One-fourth of the cash retainers and one-half of the converted equity-based retainer were paid in the first quarter, and one-fourth of the cash retainers was paid in installments at the beginning of each subsequent quarter prior to completion of the Reorganization. In connection with the conversion of the equity-based retainers to cash for 2020, our non-employee directors waived one-half of their outstanding unvested restricted stock awards from 2019 that were scheduled to vest on June 1, 2020. We continued to pay meeting fees of $1,500 per meeting of our Board or any committee thereof for meetings over 30 minutes in duration.
Post-Reorganization Compensation
Following our emergence from bankruptcy and the completion of the Reorganization, our Board approved changes to director compensation that reduced the combined annual cash and equity-based retainer by $5,000, eliminated the committee chair equity-based retainer, reduced committee chair cash retainers (other than Audit) by $5,000 and eliminated Board and committee meeting fees. Following these changes, the amount of compensation paid to our non-employee directors for 2020 after the Reorganization was based on the following schedule:
			Committee Service
	Board Service	Chairman	Audit	Compensation and Human Resources	Nominating and Governance	ESG
Annual Cash Retainer*	$80,000	$100,000
Equity-Based Retainer	$165,000
Committee Chair Annual Retainer*			$25,000	$10,000	$10,000	$10,000
Committee Member Annual Retainer*			$10,000	$5,000	$5,000	$5,000

*
Payable in quarterly installments in arrears.

Each of our non-employee directors then serving was granted a pro rata annual equity retainer consisting of 6,114 time-vesting restricted stock units that vest on May 31, 2021.

Director Compensation
The following table reports compensation earned by or paid to our non-employee directors during 2020:
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Total ($)
Post-Reorganization Directors(3):
Janet L. Carrig	31,667	123,747	155,414
Susan M. Cunningham	33,333	123,747	157,080
Paul J. Korus	36,667	123,747	160,414
Kevin S. McCarthy	63,333	123,747	187,080
Daniel J. Rice IV	31,667	123,747	155,414
Anne Taylor	31,667	123,747	155,414
Pre-Reorganization Directors(3):
Thomas L. Aller	245,250	—	245,250
Lyne B. Andrich	223,500	—	223,500
James E. Catlin	254,250	—	254,250
Philip E. Doty	258,750	—	258,750
William N. Hahne	72,750	—	72,750
Michael G. Hutchinson	222,000	—	222,000
Carin S. Knickel	245,250	—	245,250
Michael B. Walen	240,750	—	240,750

(1)
Neither Mr. Peterson, our chief executive officer, nor Mr. Holly, our former chief executive officer, is included in this table because they are (or were, in the case of Mr. Holly) our employees and received no separate compensation for their service as directors. The compensation received by Messrs. Peterson and Holly as employees is shown below under “Executive Compensation — Executive Compensation Tables — 2020 Summary Compensation Table.”

(2)
Reflects the full grant date fair value of restricted stock units granted in 2020 calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. Assumptions used in the calculation of these amounts are included in note 13 to our audited financial statements for the fiscal year ended December 31, 2020 included in our Annual Report on Form 10-K filed with the SEC on February 25, 2021. Each of Mses. Carrig, Cunningham and Taylor and Messrs. Korus, McCarthy and Rice had outstanding 6,114 unvested restricted stock units that vest on May 31, 2021.

(3)
All of the post-Reorganization directors were appointed to our Board on September 1, 2020. All of the pre-Reorganization directors resigned on September 1, 2020, except for Mr. Hahne, who resigned on March 31, 2020.

Stock Ownership Guidelines
Our Board has adopted stock ownership guidelines to further align the interests of our directors with the interests of our stockholders and to promote our commitment to sound corporate governance. Non-employee directors are required to hold shares of our common stock with a value equal to four times the amount of the annual cash retainer paid for service on the Board (excluding additional retainers associated with committee, committee chair or chairman of the Board service, if any). Non-employee directors are required to achieve the applicable level of ownership within five years of the date the person first became a non-employee director. Shares that count towards satisfaction of the guidelines include: (i) shares owned outright by the director, (ii) shares held in trust for the benefit of the director and (iii) unvested equity awards that have time-based vesting (including restricted stock units and shares of restricted stock). Unexercised stock options and/or unvested equity awards with performance-based vesting (including restricted stock units, performance share units and performance shares) do not count towards satisfaction of the guidelines. We have not granted any stock options to our non-employee directors. The value of a share will be measured on January 1 of each year as the average month end closing price for the 12 months preceding the date of calculation. Non-employee directors are required to hold 100% of the shares vested or acquired under equity awards granted by us until the ownership guidelines are satisfied. As of December 31, 2020, all of the non-employee directors had additional time remaining in the five-year phase-in period to acquire a sufficient number of shares of our common stock to satisfy the guidelines.

COMMON STOCK OWNERSHIP
Directors and Executive Officers
The following table sets forth information regarding the beneficial ownership of our common stock as of March 16, 2021 by: (i) each director and nominee, (ii) each of the named executive officers in the Summary Compensation Table set forth below, and (iii) all of the directors, nominees and executive officers as a group. Each of the holders listed below has sole voting and investment power over the shares beneficially owned. None of the holders listed below have pledged as security any of the shares beneficially owned.
Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
Named Executive Officers (Current Executive Officers)(1)
Lynn A. Peterson	—(2)	*
James P. Henderson	—(2)	*
Charles J. Rimer	4,149(3)	*
Non-Employee Directors(4)(5)
Janet L. Carrig	—	*
Susan M. Cunningham	—	*
Paul J. Korus	4,500	*
Kevin S. McCarthy	12,500	*
Daniel J. Rice IV	—	*
Anne Taylor	—	*
Named Executive Officers (Former Executive Officers)
Bradley J. Holly	7,256	*
Correne S. Loeffler	2,276	*
Bruce R. DeBoer	11,369	*
All directors, nominees and executive officers as a group (14 persons)	45,385(3)	*

*
Denotes less than 1%.

(1)
See “Executive Compensation — Executive Compensation Tables — Outstanding Equity Awards at 2020 Year-End” for information regarding restricted stock units held by named executive officers that are not included in the above table.

(2)
Mr. Peterson’s and Mr. Henderson’s employment with the company commenced on September 1, 2020.

(3)
Amounts include warrants to acquire shares of our common stock that were exercisable within 60 days after March 16, 2021: Mr. Rimer — 3,546; Mr. Holly — 6,202; Ms. Loeffler — 2,009; Mr. DeBoer — 10,422; and all directors, nominees and executive officers as a group — 25,029.

(4)
All of the non-employee directors were appointed to our Board on September 1, 2020.

(5)
Each of our non-employee directors holds 6,114 restricted stock units that vest on May 31, 2021 that are not included in the above table.

Certain Beneficial Owners
The following table lists the beneficial ownership of each person holding more than 5% of our outstanding common stock as of December 31, 2020 (based on a review of filings made with the SEC on Schedules 13D and 13G).

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Wellington Management Group LLP(1)	3,532,204	9.3%
280 Congress Street
Boston, MA 02210
Loomis, Sayles & Co., L.P.(2)	3,378,621	8.9%
One Financial Center
Boston, MA 02111
FMR LLC(3)	2,997,969	7.9%
245 Summer Street
Boston, MA 02210
JPMorgan Chase & Co.(4)	2,500,881	6.5%
383 Madison Avenue
New York, NY 10179
SIR Capital Management, L.P.(5)	1,983,017	5.2%
640 Eight Avenue, 34th Floor
New York, NY 10036

(1)
Based on a Schedule 13G filed by Wellington Management Group LLP with the SEC on February 4, 2021 reporting the following: sole voting power of 0 shares, shared voting power of 3,489,900 shares, sole dispositive power of 0 shares and shared dispositive power of 3,532,204 shares.

(2)
Based on a Schedule 13G filed by Loomis, Sayles & Co., L.P. with the SEC on February 12, 2021 reporting the following: sole voting power of 3,164,136 shares, shared voting power of 23,869 shares, sole dispositive power of 3,378,621 shares and shared dispositive power of 0 shares.

(4)
Based on a Schedule 13G filed by FMR LLC with the SEC on February 8, 2021 reporting the following: sole voting power of 258,000 shares, shared voting power of 0 shares, sole dispositive power of 2,997,969 shares and shared dispositive power of 0 shares.

(4)
Based on a Schedule 13G filed by JPMorgan Chase & Co. with the SEC on January 19, 2021 reporting the following: sole voting power of 2,179,038 shares, shared voting power of 19,771 shares, sole dispositive power of 2,481,110 shares and shared dispositive power of 19,771 shares.

(5)
Based on a Schedule 13G/A filed by SIR Capital Management, L.P. with the SEC on February 10, 2021 reporting the following: sole voting power of 0 shares, shared voting power of 1,983,017 shares, sole dispositive power of 0 shares and shared dispositive power of 1,983,017 shares.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers to file reports concerning their ownership of our equity securities with the SEC and us. Based solely upon information provided to us by individual directors and executive officers, we believe that, during the fiscal year ended December 31, 2020, all of our directors and executive officers timely complied with the Section 16(a) filing requirements, except that one Form 4 reporting a forfeiture of unvested restricted stock was inadvertently filed late on behalf of each of Messrs. Aller, Catlin, Doty, Hahne, Hutchinson and Walen and Mses. Andrich and Knickel.

EXECUTIVE COMPENSATION
Introduction
The following disclosure addresses the compensation we paid to our named executive officers for 2020. Our named executive officers for 2020 were the following:
Lynn A. Peterson(1)	President and Chief Executive Officer
James P. Henderson(1)	Executive Vice President Finance and Chief Financial Officer
Charles J. Rimer	Executive Vice President Operations and Chief Operating Officer
Bradley J. Holly(2)	Former President and Chief Executive Officer
Correne S. Loeffler(2)	Former Chief Financial Officer
Bruce R. DeBoer(3)	Former Chief Administrative Officer, General Counsel and Secretary

(1)
Mr. Peterson’s and Mr. Henderson’s employment with the company commenced on September 1, 2020.

(2)
Mr. Holly’s and Ms. Loeffler’s employment with the company terminated on September 1, 2020.

(3)
Mr. DeBoer’s employment with the company terminated on October 30, 2020.

We are a “smaller reporting company” as defined under SEC rules and as a result we are not required to include in this proxy statement a Compensation Discussion and Analysis section. However, we are voluntarily providing certain of the information that would typically be contained in a Compensation Discussion and Analysis section in an effort to provide our stockholders with additional information regarding our executive compensation policies, practices and plans and actions our Compensation and Human Resources Committee has taken with respect thereto, particularly after our emergence from bankruptcy on September 1, 2020. Upon our emergence from bankruptcy, we had appointed an entirely new board of directors, including the independent directors who now serve on our Compensation and Human Resources Committee.
During 2020, our executive leadership and compensation practices and policies were significantly affected by the COVID-19 pandemic, disruptions in our industry and our resulting bankruptcy reorganization, which we refer to as the “Reorganization.” As referenced above we filed for bankruptcy on April 1, 2020 and emerged on September 1, 2020. We describe the effects of these events, and our compensation arrangements before and after the Reorganization in fiscal 2020, in the narrative disclosure following the executive compensation tables below. In addition, we are providing significant additional disclosure below regarding our executive compensation program for fiscal 2021, as it is representative of the compensation philosophy, policies and practices of the post-Reorganization Compensation and Human Resources Committee.
Prior to the Reorganization, the compensation of our executive officers was determined by our independent Compensation Committee consisting of three of our then-serving non-employee directors, Thomas L. Aller (Chair), James E. Catlin and Carin S. Knickel. Subsequent to the Reorganization, compensation for our named executive officers was determined by our independent Compensation and Human Resources Committee consisting of three of our non-employee directors, Anne Taylor (Chair), Kevin S. McCarthy and Daniel J. Rice IV.
In the following discussion, we refer to the pre-Reorganization Compensation Committee as the “Pre-Reorganization Committee” and the post-Reorganization Compensation and Human Resources Committee as the “Post-Reorganization Committee” or the “Committee.”
Our Executive Compensation Programs in 2021
Following is an executive summary of our 2021 executive compensation program:
Compensation Philosophy
•
Our executive compensation program is designed to pay for performance and link incentives to shareholder returns, cash generation, and adherence to company values. It encourages our executive officers to think and act like owners, because they are owners and are compensated in significant part based on our absolute stock price performance.
Pay Elements
•
Our executive compensation program is comprised of three primary elements: (i) base salaries, (ii) annual short-term incentives, and (iii) long-term incentives that include both time-based restricted stock units (“RSUs”) and performance-based restricted stock units (“PSUs”) that are subject to a three-year performance period.

•
Financial metrics used for the short-term incentive program are linked to our strategic business plans and our core values. Any portion of the short-term incentive for Messrs. Peterson, Henderson, and Rimer that is paid above target is required to be settled in shares of our common stock.

•
There are two types of PSUs, one based on our relative total stockholder return (“TSR”) as compared to our peer companies and one based on our absolute TSR.

•
In 2021, 88% of our CEO’s target compensation will be made up of either annual cash incentives or long-term incentives and on average 81% of the other named executive officers’ compensation will be made up of either annual cash incentives or long-term incentives.

Setting Compensation
•
Executive compensation decisions are recommended by our independent Compensation and Human Resources Committee and approved by our Board.

•
When making compensation recommendations, the Compensation and Human Resources Committee receives input from its independent compensation consultant (currently Meridian Compensation Partners, LLC) and our CEO. Our Compensation and Human Resources Committee also reviews the compensation paid by a peer group of companies that reflects the nature of our operations and competition for executive talent.

•
Pay is generally targeted between the 25th percentile and median of our peers.

Key 2021 Compensation Actions
•
Base salaries are unchanged from 2020.

•
We adopted short-term incentive metrics that are focused on returns and long-term cash generation, as well as adherence to company core values.

•
Our short-term incentive program now requires mandatory stock settlement for Messrs. Peterson, Henderson and Rimer of any portion of the short-term incentive paid above-target.

•
We granted long-term incentives that are heavily weighted toward performance-based awards (70% for Mr. Peterson, 60% for Mr. Henderson and Mr. Rimer).

•
We use absolute TSR as the sole performance metric for one-half of our performance-based long-term incentives.

•
We eliminated cash severance for Messrs. Peterson, Henderson and Rimer except in the event of a change in control.

•
In the event of a change in control, we amended Mr. Peterson’s employment agreement to provide for payment of one third of his severance in stock with a mandatory post-termination holding period.

Governance Standards and Compensation Best Practices Currently in Effect
•
Below is a summary of compensation practices we have adopted and a list of problematic pay practices that we avoid.

What We Do	What We Don’t Do
•
Market based salary – Base salary is generally targeted to be below the median (50th percentile) and above the 25th percentile of our peer group.

•
Stock payment for short-term incentives above target – Metrics focused on returns and long-term cash generation with mandatory stock settlement for Messrs. Peterson, Henderson and Rimer of any portion of the short-term incentive paid above-target.

•
Pay for performance long-term incentives – Long-term incentives heavily weighted toward performance-based awards (70% for our CEO, 60% for our CFO and COO) with absolute TSR as the sole performance metric for a significant portion.

•
Claw back policy – Executives’ cash and equity incentive compensation is subject to recoupment in the event of certain financial restatements.

•
Stock ownership guidelines – Stock ownership guidelines require our officers and directors to own stock or have equity compensation awards valued at a multiple of base salary ranging from 2 to 6 times salary, dependent upon responsibility in the company.

•
Independent Compensation Consultant – The Post-Reorganization Committee has retained Meridian Compensation Partners LLC as its independent compensation consultant to advise the Committee in its oversight role with respect to our compensation programs and to assess the competitiveness of our overall executive compensation programs.

•
Double Trigger – A “double trigger” is required to qualify for cash severance payments in executive severance agreements.

•
No severance without change in control – We don’t have any agreements with our CEO, CFO or COO that provide for cash severance unless a change in control has occurred.

•
No excise tax gross ups – We don’t have any agreements with our executive officers that provide for a gross-up of taxes.

•
No post termination benefits – We don’t provide pension arrangements, post-termination health coverage or deferred compensation plans for our executive officers.

•
No payment of dividend equivalents on unvested long-term incentives –  Holders of restricted stock units and performance share units do not receive dividends, if any, until the underlying shares are earned and delivered to them.

•
No pledging or hedging of stock – We have a policy that prohibits our executive officers and directors from pledging or hedging shares of our stock.

Compensation Philosophy
The principal tenets of the Post-Reorganization Committee’s executive compensation philosophy are as follows:
Our Pay Should be Strongly Linked to Shareholder Outcomes
We are committed to aligning our management team with our shareholders by linking executive pay to shareholder outcomes. We do this in ways both typical and innovative. As with many of our peers, the overwhelming portion of our executive compensation is share based, and like many of our peers, we have robust stock ownership guidelines that require our executive team to acquire and hold substantial amounts of our stock. Each of those features alone makes our executives think and act like owners, because that’s what they are. For us, that is just a start. We have designed our long-term incentive program such that one-half of our performance-vested equity for our management team is earned based on absolute TSR, thereby linking vesting itself to the experience of our stockholders over the performance period. We also require that any portion of our short-term incentive that is paid above-target be settled in stock, thereby further investing our executive team in the performance of our stock. We also consider stock price performance as part of the

“strategic goals” metric in our short-term incentive program, a feature that is relatively rare amongst our peers and which further acknowledges the importance of stock price in our compensation programs and in our evaluation of our executive team’s performance. Finally, unlike all or substantially all of our peers, in the event of a change in control, one-third of our CEO’s severance is payable in stock with a mandatory holding period, thereby linking our CEO’s severance pay to a change in control transaction that is ultimately accretive to our stockholders.
We Pay for Performance
Our executive officers are tasked with running our business profitably and delivering returns to our stockholders. We believe that their compensation levels should reflect their success in doing so. Accordingly, a substantial portion of our executive team’s fiscal 2021 compensation is comprised of short-term and long-term incentives which are variable and are earned contingent on achievement of performance or stock price return metrics (on an absolute or relative basis). For 2021, 88% of Mr. Peterson’s target compensation is variable and consists of short-term and long-term incentives, and 81% of Mr. Henderson and Mr. Rimer’s target compensation is variable and consists of short-term and long-term incentives, as set forth in the following charts:

CEO Fixed vs Variable/At-Risk Pay
Fixed Pay 12%
Variable/At-Risk Pay 88%

CEO Compensation by Component
Performance-Based LTIP (Variable/At-Risk) 53%
Base Salary (Fixed) 12%
STIP (Variable/At-Risk) 12%
Time-Based LTIP (Variable/At-Risk) 23%

CFO and COO Fixed vs Variable/At-Risk Pay
Fixed Pay 19%
Variable/At-Risk Pay 81%

CFO and COO Compensation by Component
Performance-Based LTIP (Variable/At-Risk) 39%
Base Salary (Fixed) 19%
STIP (Variable/At-Risk) 16%
Time-Based LTIP (Variable/At-Risk) 26%

Pay Should be Market Competitive, but Fair
We need talented individuals capable of executing on our business strategy to be running our business. To attract and retain such individuals, our pay structures must be competitive with the market in which we compete for executive talent. We therefore rely upon and use both an independent compensation consultant and industry data to help guide us in making compensation determinations. In developing the 2021 executive compensation program and setting 2021 executive pay levels, the Post-Reorganization Committee relied on market compensation data provided by Meridian Compensation Partners LLC, the Committee’s independent compensation consultant (“Meridian”). The Meridian data was accumulated from an industry peer group of oil and gas exploration companies with similar enterprise values, market capitalizations, assets, and revenues, as set forth below.

•
Callon Petroleum Company

•
Centennial Resource Development, Inc.

•
Cimarex Energy Co.

•
CNX Resources Corporation

•
Comstock Resources, Inc.

•
Laredo Petroleum, Inc.

•
Magnolia Oil & Gas Corporation

• Matador Resources Company • PDC Energy, Inc. • QEP Resources, Inc. • Range Resources Corporation • Southwestern Energy Company • SM Energy Company
The Committee believes that compensation levels should be within the range established by our peers, but at levels which are fair to our stockholders given the Reorganization in 2020. Following review of the compensation data provided by Meridian, the Committee therefore 1) reset total compensation downward relative to the prior year for all executive positions such that it falls below the median of the peer group, and 2) reset the base salary portion of total compensation downward relative to the prior year for all executive positions such that it falls below the median of the peer group.
Our Compensation Programs Should be Linked to our Core Values
We believe that linking our executives’ compensation to our core values is integral to reinforcing those values and to influencing our executive team and entire workforce to act consistently with those values. We have therefore adopted metrics in our short-term incentive plan that link our executives’ pay to preserving our environment, protecting people and communities, and leading, serving and inspiring others through human capital management.
Elements of Compensation
As described above, our executive compensation program has three components: base salary, short-term incentive awards, and long-term equity compensation as set forth in the chart below. In addition to the cash and equity components of compensation, our executives also participate in our health and retirement benefits programs generally available to all employees.
Compensation Component	Description	Purpose	Key Characteristic
Base Salary	Fixed cash compensation based on the executive officer’s role and employment agreement, if any.	• Provide financial certainty and stability. • Attract and retain executive talent. • Recognize experience, length of service, competitive market conditions and individual performance.	Fixed
Short-Term Incentive	Annual compensation that is earned based on achievement of performance metrics established by the Committee.
•
Motivate executive officers to achieve key annual goals related to our performance and to adhere to our core values.

•
Reward executive officers for our overall performance measured on an annual basis.

Variable/At-Risk

Compensation Component	Description	Purpose	Key Characteristic
Long-Term Incentive Awards	Time-vested restricted stock units, and performance stock units that are earned based on absolute TSR or relative TSR. Awards are expected to be made annually, in amounts determined at the discretion of the Committee.
•
Provide an incentive for executive officers to achieve long-term sustainable success for our company and to promote shareholder value.

•
Attract, motivate, reward and retain executive talent.

•
Directly tie vesting and entitlement to long-term incentive value to the experience of our stockholders using performance stock units that vest based on our absolute TSR.

•
Link a significant portion of executive pay to performance by granting the majority of long-term compensation in the form of performance-based awards.

Variable/At-Risk
Base Salary
Base salaries for our named executive officers in 2021 remained at 2020 levels:
	2020 Base Salary	2021 Base Salary	Percent Change
Mr. Peterson	$650,000	$650,000	0%
Mr. Henderson	$425,000	$425,000	0%
Mr. Rimer	$440,000	$440,000	0%
Short-Term Incentive
Our fiscal 2021 short-term incentive program is designed to incentivize our executive officers to achieve certain pre-established performance metrics. Award targets are set as a percentage of each named executive officer’s base salary, with threshold through maximum opportunities available depending upon performance against the metrics. Any portion of the short-term incentive for Messrs. Peterson, Henderson and Rimer that is earned above-target is settled in shares of our common stock.
Following are the 2021 short-term incentive opportunities for Messrs. Peterson, Henderson and Rimer, expressed as a percentage of base salary:
	Threshold	Target	Maximum
Mr. Peterson	50%	100%	200%
Mr. Henderson	50%	85%	150%
Mr. Rimer	50%	85%	150%

The performance metrics for our 2021 short-term incentive plan, along with the weighting and reasons for using each metric, are as follows:
Performance Metrics	Metric Weight %	Description of Metric	Why Metric Was Chosen
Sustainability	15%	A combination of Total Recordable Incident Rate and Raw Gas Capture	Preserving our environment and protecting people, properties and communities are foundational Whiting values and our executives’ compensation should be linked to upholding those values.
Production	15%	Production measured in Barrels of Oil Equivalent per Day (BOEPD)	Our revenue is dependent on our ability to produce oil and gas.
Free Cash Flow	15%	Free cash flow (generally, EBITDAX minus interest minus capital expenditures) measured in $MM	We are focused on returns, rather than just growth. Substantial positive free cash flow is indicative of positive returns on our inventory and an appropriately sized capital expenditure program. Substantial positive free cash flow also allows us to keep debt levels low and to pursue opportunities when they arise.
Operating Efficiency	15%	A combination of General and Administrative Expense (G&A) and Lease Operating Expense (LOE) in $MM	The ability to run our business profitably and deliver returns and value to our stockholders is dependent on us controlling both general expenses and our costs of production.
Strategic Goals	40%
The Committee’s assessment of:
(i) balance sheet management (maintaining debt metrics within pre-established multiples of EBITDA),
(ii) inventory management (maintaining a pre-established number of years of inventory based on a target IRR at strip pricing, and assuming a certain number of wells per year),
(iii) human capital management (engagement, internal equity, talent management, diversity and inclusion), and
(iv) absolute TSR

Maintaining a strong balance sheet and the appropriate amount of inventory is critical for us to run our business profitably.
Leading, serving, and inspiring others is one of our fundamental values, and part of that involves our executive team attracting and retaining the best people to run our business and motivating those individuals to produce results day in and day out.
We should be making money for our stockholders, and we therefore believe the experience of our stockholders during the fiscal year is relevant to the short-term incentives of our executives.

Long-Term Incentive
Awards pursuant to our long-term incentive program were made in a combination of restricted stock units (“RSUs”) and performance stock units (“PSUs”). One-half of the PSUs vest on absolute TSR and one-half of the PSUs vest based on relative TSR. Seventy percent (70%) of Mr. Peterson’s long-term incentive consists of PSUs, and PSUs constitute sixty percent (60%) of the long-term incentive for Mr. Henderson and Mr. Rimer, as reflected on the following charts.
RSUs vest in three equal annual tranches over an approximately three-year period. The PSUs will vest at the end of a three-year performance period from 0% to 200% of target based on our absolute and relative TSR over the period, as follows.
Relative TSR		Absolute TSR
Peer Group Rank	Payout Factor	Annualized TSR	Payout Factor
≥ 90th percentile	200%	≥ 20%	200.0%
60th percentile	100%	0%	75.0%
30th percentile	50%	< -20%	0%
< 30th percentile	0%
For both absolute and relative TSR PSUs, achievement between any of the enumerated levels will result in an interpolated payout.
The following 2021 long-term incentive awards were made to Messrs. Peterson, Henderson, and Rimer:
	RSUs	Absolute TSR PSUs (Target)	Relative TSR PSUs (Target)
Mr. Peterson	48,662	56,772	56,772
Mr. Henderson	24,331	18,248	18,248
Mr. Rimer	24,331	18,248	18,248
One-Time Awards
In addition to the long-term incentive grants described above, Messrs. Peterson, Henderson, and Rimer also each received a one-time grant of RSUs that cliff vests after five years, in the following amounts: Mr. Peterson — 52,716 RSUs, Mr. Henderson — 31,883 RSUs, and Mr. Rimer — 33,008 RSUs.
Employment Agreements
Each of Messrs. Peterson, Henderson and Rimer entered into an amended employment agreement. Among other things, the amended agreements (i) eliminate severance outside of a change in control context, (ii) shorten the period during which the executive has to provide notice of the existence of a condition constituting “Good Reason” under the agreement from 60 to 30 days, (iii) provide for cash severance upon a termination without cause or for good reason only in connection with a change in control, equal to two times annual salary and bonus, (iv) provide for post-termination welfare coverage in certain circumstances for up to 18 months (24 months for Mr. Peterson) and (v) entitle executives to a pro-rated bonus for the year of employment termination under certain circumstances. In addition, Mr. Peterson’s amended employment agreement provides for an additional severance amount payable in stock upon a termination without cause or for good reason in connection with a change in control, equal in value to his annual salary and bonus.
Stockholder Input on Executive Compensation
Our Board strongly believes in proactive engagement, communication and transparency with our stockholders on topics including executive compensation. Since the Reorganization, we have met with several firms representing 56% of the outstanding common stock of our company to discuss executive compensation and other topics. We also virtually hosted and engaged with our stockholders at three investor conferences.
Policy on Recoupment of Incentive-Based Compensation
To mitigate risks related to our compensation programs, we have adopted the Whiting Petroleum Corporation Executive Policy on Recoupment of Incentive-Based Compensation, which is also known as a “clawback policy.” The policy applies to all non-equity incentive compensation and equity awards, and has been communicated to “covered executives,” including our named executive officers. Under the policy, if we are required to prepare an accounting restatement relating to our publicly-reported consolidated financial statements due to our material noncompliance with financial reporting requirements under U.S. federal securities laws, then we will have the right, to the extent permitted by governing law, to take appropriate action to recoup all or part of any incentive award that we actually paid to a covered executive if the amount of money or number of shares paid to the executive was expressly based on the achievement of financial results that were subject to the restatement and the executive would have been paid a lower amount or number under the express terms of the incentive award based on the financial results after the restatement. The amount of non-equity incentive compensation to be recovered will be the excess of the amount actually paid to the covered executive, calculated on the basis of the financial results before the restatement, over the amount that would have been paid had the amount been calculated on the basis of the financial results giving effect to the restatement. The amount of any equity award to be recovered will be the excess of the number of shares of our common stock (or equivalent value) actually paid to the covered executive, calculated on the basis of the financial results before the restatement, over the number of shares (or equivalent value) that would have been paid had the number been calculated on the basis of the financial results giving effect to the restatement.
Stock Ownership Guidelines
Our Board has adopted stock ownership guidelines to further align the interests of our officers with the interests of our stockholders and to promote our commitment to sound corporate governance. Prior to our Board’s adoption of revised guidelines in December 2020, the guidelines applied only to our named executive officers, and required our chief executive officer to own shares of our common stock with a value equal to at least six times his base salary and our other named executive officers to own shares of our common stock with a value equal to at least two times their respective base salaries. In December 2020, our Board adopted revised guidelines. The revised guidelines apply to all Board-appointed officers with a title of vice president or higher, including our named executive officers. Each officer is required to own shares of our common stock with a value equal to a multiple of his or her base salary, as follows:
Officer Title	Multiple of Annual Base Salary
Chief Executive Officer	6x
Chief Financial Officer, Chief Operating Officer and General Counsel	3x
Other Vice Presidents	2x

Officers subject to the guidelines are required to achieve the applicable level of ownership within five years of the date the person was appointed as an officer. Shares that count towards satisfaction of the guidelines include: (i) shares owned outright by the officer, (ii) shares held in trust for the benefit of the officer and (iii) unvested equity awards that have time-based vesting (including restricted stock units and shares of restricted stock). Unexercised stock options and/or unvested equity awards with performance-based vesting (including restricted stock units, performance share units and performance shares) do not count towards satisfaction of the guidelines. The value of a share will be measured on January 1 of each year as the average month end closing price for the 12 months preceding the date of calculation. Executive officers who are subject to our stock ownership guidelines are required to hold 100% of the shares vested or acquired under equity awards granted by us until the ownership guidelines are satisfied. As of December 31, 2020, the named executive officers then serving had additional time remaining in the five-year phase-in period to acquire a sufficient number of shares of our common stock to satisfy the guidelines.
Policy Prohibiting Pledging and Hedging Shares of Stock
As part of our Board-approved policy prohibiting insider trading, our officers, employees and directors are prohibited from engaging in any hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. In addition, officers and directors are prohibited from holding shares of our common stock (or any other company securities) in a margin account or otherwise pledging such stock or other securities as collateral for a loan.
Compensation and Human Resources Committee Report
The Compensation and Human Resources Committee has reviewed the above disclosure concerning executive compensation with management and, based on such review, has recommended to the Board that the disclosure under the heading “Executive Compensation” be included in this proxy statement and incorporated by reference into the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC.
Anne Taylor, Chairperson
Kevin S. McCarthy
Daniel J. Rice IV
Compensation Committee Interlocks and Insider Participation
At various times during 2020, Messrs. Aller and Catlin and Ms. Knickel served on the pre-Reorganization Compensation Committee of our Board and Ms. Taylor and Messrs. McCarthy and Rice served on the post-Reorganization Compensation and Human Resources Committee. None of such persons has served as an employee or officer of ours. None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board or compensation committee.

Executive Compensation Tables
Summary Compensation Information
The following table sets forth information concerning the compensation earned in respect of the 2020 and 2019 fiscal years (or such fewer years as are required to be disclosed) by our chief executive officer, our two other most highly compensated executive officers who were serving on the last day of 2020, our former chief executive officer, our former chief financial officer and our former chief administrative officer. We refer to the persons named in the table in this proxy statement as the “named executive officers.”
2020 Summary Compensation Table
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Lynn A. Peterson(5) President and Chief Executive Officer	2020	220,000	162,945	1,268,017	—	11,662	1,662,624
James P. Henderson(5) Executive Vice President Finance and Chief Financial Officer	2020	143,846	106,541	674,672	—	9,141	934,200
Charles J. Rimer Executive Vice President Operations and Chief Operating Officer	2020	508,885	—	2,524,688	—	2,912,231	5,945,804
	2019	525,000	—	2,455,882	467,250	27,050	3,475,182
Bradley J. Holly(6) Former President and Chief Executive Officer	2020	554,827	—	5,131,183	—	6,599,766	12,285,776
	2019	815,000	—	3,812,507	797,885	38,672	5,464,064
Correne S. Loeffler(7) Former Chief Financial Officer	2020	299,539	—	1,641,604	—	2,474,169	4,415,312
	2019	183,000	190,000	1,103,601	164,472	71,398	1,712,471
Bruce R. DeBoer(8) Former Chief Administrative Officer, General Counsel and Secretary	2020	393,462	—	1,518,019	—	2,187,642	4,099,123
	2019	465,000	—	1,580,138	372,465	42,413	2,460,016

(1)
Annual base salaries during 2020 were as follows for the named executive officers: Mr. Peterson —  $650,000; Mr. Henderson — $425,000; Mr. Rimer — $525,000 from January 1, 2020 to August 31, 2020 and thereafter $440,000; Mr. Holly — $815,000; Ms. Loeffler — $440,000; and Mr. DeBoer $465,000.

(2)
Reflects the full grant date fair value of restricted stock unit and performance share unit awards granted in 2020 and 2019 calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. Assumptions used in the calculation of these amounts are included in note 13 to our audited financial statements for the fiscal year ended December 31, 2020 included in our Annual Report on Form 10-K filed with the SEC on February 25, 2021. Messrs. Holly and DeBoer and Ms. Loeffler forfeited all, and Mr. Rimer forfeited $2,203,574, of the restricted stock unit and performance share unit awards granted to them in exchange for the variable compensation payment reflected in the “All Other Compensation” column as described below under “Narrative Disclosure to Summary Compensation Table”.

(3)
Reflects the cash bonus earned for each such year and paid under our short-term incentive plan.

(4)
For 2020, these amounts ($) are comprised of the following for each of our named executive officers:

	Variable Compensation Payment	COBRA Coverage*	Vacation Payout*	Transition Consulting*	Attorneys’ Fees**	Retirement Planning	401(k) Match	Group Life & Disability Insurance	Relocation
Peterson	—	—	—	—	10,000	—	—	1,662	—
Henderson	—	—	—	—	—	—	8,238	903	—
Rimer	2,887,500	—	—	—	—	—	19,500	5,231	—
Holly	6,397,750	74,866	78,366	—	20,000	8,500	19,500	784	—
Loeffler	2,200,000	74,866	13,327	68,250	7,000	—	19,500	553	90,673
DeBoer	2,046,000	54,623	52,089	—	—	10,346	19,500	5,084	—

*
Payments in connection with termination of employment pursuant to the named executive officer’s Employment Agreements as described below under “Termination and Change in Control Arrangements — Executive Employment and Severance Agreements — Former Executive Officers.”

**
Reimbursement of attorney’s fees in connection with negotiation of Employment Agreement or amendment thereto.

(5)
Mr. Peterson’s and Mr. Henderson’s employment with the company commenced on September 1, 2020.

(6)
Mr. Holly’s employment with the company terminated on September 1, 2020.

(7)
Ms. Loeffler’s employment with the company commenced on August 1, 2019 and terminated on September 1, 2020.

(8)
Mr. DeBoer’s employment with the company terminated on October 30, 2020.

Narrative Disclosure to Summary Compensation Table
Pre-Reorganization Compensation
In late 2019, the Pre-Reorganization Committee generally followed its historical practices in establishing 2020 compensation for our then-serving named executive officers. Some principal decisions were as follows:
•
Did not increase any of the named executive officers’ base salaries from their 2019 levels.

•
Established short-term incentive plan performance metrics on both qualitative and quantitative measures with the goal to incentivize outstanding achievement.

•
Awarded targeted long-term equity incentive awards based on market-based long-term incentive percentages. With regard to these awards, 50% were in the form of restricted stock units that were to vest in equal annual increments over three years and 50% were in the form of performance share units that were to have a three-year performance period comprised of three distinct earning periods of one, two and three years with cliff vesting of all earned awards at the end of the third year provided that the performance criteria were realized.

In December 2019, the Pre-Reorganization Committee reviewed a peer group of companies for purposes of establishing market-based compensation and, upon consultation with Longnecker & Associates, its independent compensation consultant at the time, and management and noting that certain peers were acquired or in the process of being acquired by third parties, approved the following peer group for purposes of 2020 compensation comparisons:

•
Berry Petroleum Corporation

•
Callon Petroleum Company

•
Centennial Resource Development, Inc.

•
Cimarex Energy Co.

•
Denbury Resources Inc.

•
Laredo Petroleum, Inc.

•
Matador Resources Company

•
Oasis Petroleum Inc.

• Parsley Energy, Inc. • PDC Energy, Inc. • QEP Resources, Inc. • Range Resource Corporation • SM Energy Company • Southwestern Energy Company • WPX Energy, Inc.
These peer companies were all independent (meaning in general that they do no refining or retail marketing of crude oil and natural gas) oil and gas exploration and development companies operating (with limited exceptions) only in the United States and primarily in onshore areas. The Pre-Reorganization Committee reviewed the peer group annually to ensure that the companies in the group were appropriately comparable. The Pre-Reorganization Committee had concluded such comparisons were challenging in certain respects, principally because the compensation data from the peer companies had actively been adjusted for industry conditions before, during and following the Pre-Reorganization Committee’s peer analysis effort. However, where possible the Pre-Reorganization Committee attempted to obtain more updated data from its compensation consultant, and in general, our Pre-Reorganization Committee believed that our executive compensation was competitive with our peers.
Compensation Actions in Connection with Reorganization
In March 2020, as previously disclosed, the Pre-Reorganization Committee revised our variable compensation program for 2020, consisting of our 2020 short-term incentive plan and long-term equity incentive awards granted in 2020, in response to the unprecedented combination of circumstances affecting the E&P industry, including the oil price war between Saudi Arabia and Russia and the COVID-19 pandemic. In implementing these changes, the Pre-Reorganization Committee observed that macro conditions had rendered obsolete our previously adopted 2020 variable compensation program and made it virtually impossible to adopt new performance metrics. Accordingly, the Pre-Reorganization Committee approved a change in the program for delivery of variable compensation to all employees throughout our company. This change was intended to align the interests of our company and its employees even though the current environment made it virtually impossible to establish and achieve reasonable performance metrics.
Under the revised program, each full-time employee, including our then-serving named executive officers, became eligible to receive total payments in an amount that did not exceed that employee’s target variable compensation (consisting of the employee’s target annual bonus under our 2020 short-term incentive plan and the target value of the employee’s 2020 target long-term incentive award). These total payments for each of our named executive officers were equal to the named executive officer’s target variable compensation and were paid immediately, subject to a requirement to repay 100% of the payment (on an after-tax basis) if the executive were to voluntarily terminate employment without good reason or were to be terminated for cause (as such terms were defined in the program documentation) before the earlier of March 30, 2021 or the completion of the Reorganization.
The total amounts payable to our then-serving named executive officers under our revised variable compensation program are shown in the “All Other Compensation” column of the Summary Compensation Table above.
As a condition to receiving any payments, the named executive officers were required to waive participation in our 2020 short term incentive plan and forfeit all equity-related awards previously made in 2020. This new compensation program, including the clawback and retention features, was intended to ensure the stability and continuity of our workforce and eliminate any potential misalignment of interests that would likely arise if existing performance metrics were retained and/or new performance metrics were established at a volatile and uncertain time.
Post-Reorganization Compensation
On September 1, 2020, in connection with our emergence from bankruptcy and the completion of the Reorganization, Mr. Peterson was appointed as our Chief Executive Officer upon Mr. Holly’s resignation and Mr. Henderson was appointed as our Chief Financial Officer upon Ms. Loeffler’s resignation.

At the time of these appointments, we entered into executive employment and severance agreements (“Employment Agreements”) with Messrs. Peterson and Henderson and an amended Employment Agreement with Mr. Rimer. These Employment Agreements detail the compensation arrangements that we negotiated, and our Board approved, for these named executive officers upon the Reorganization.
The Employment Agreements for Messrs. Peterson, Henderson and Rimer provided for a base salary of $650,000, $425,000 and $440,000, respectively and eligibility to participate in employee benefit plans that we generally provide to our senior executives. The Employment Agreements provided that the executives would be eligible to participate in our annual bonus plan with a threshold bonus of 25% of base salary, target bonus of 75% of base salary and a maximum bonus of 150% of base salary based upon achievement of the performance goals under such plan, with the bonus for 2020 to be pro-rated and no less than the target bonus (except that in the case of Mr. Rimer, he will not be eligible to participate in such annual bonus plan until 2021). Based on the input and advice of Meridian and the Post-Reorganization Committee’s review of the relevant employment contracts with Messrs. Peterson and Henderson, and the review by the Post-Reorganization Committee of our performance following the our emergence from bankruptcy (including, specifically, organizational improvements, a reduction in G&A expense, our free cash flow, operating efficiency, production, and progress relating to strategic goals and ESG), the Post-Reorganization Committee recommended, and the Board approved, that each of Messrs. Peterson and Henderson be paid 2020 short-term incentive amounts in respect of 2020 company and individual performance at the target bonus level.
The Employment Agreements for Messrs. Peterson and Henderson provided for an initial grant of restricted stock units with a grant date fair value of $650,000 and $371,875 for Messrs. Peterson and Henderson, respectively, that would vest ratably on the first, second and third year anniversaries of the grant date, subject to continued employment. The Employment Agreements also provided for a special one-time equity grant of 94,500, 46,300 and 49,100 restricted stock units for Messrs. Peterson, Henderson and Rimer, respectively, fifty percent of which will vest if the daily volume weighted average price of our common stock (“VWAP”) exceeds $32.57 per share for 20 consecutive trading days, an additional 25% will vest if the daily VWAP exceeds $48.86 per share for 20 consecutive trading days and the final 25% will vest if the daily VWAP exceeds $65.14 per share for 20 consecutive trading days. The special equity award will vest only if the executive is employed by us during the 20 day period when the daily VWAP equals or exceeds the targets outlined above (provided, however, that vesting will occur if the executive is terminated without cause or resigns for good reason (a “qualifying termination”) within 3 months prior to achieving such targets). Cause and good reason are defined in the Employment Agreements. In each case, the restricted stock units described above were granted in September 2020. The Employment Agreements also provided for severance and other benefits upon qualifying terminations of employment, which are discussed below under “Termination and Change in Control Arrangements — Executive Employment and Severance Agreements — Current Executive Officers.”
We also entered into amendments to the Employment Agreements of Mr. Holly and Ms. Loeffler under which they were provided severance benefits in connection with their respective terminations of employment, which are described below under “Termination and Change in Control Arrangements — Executive Employment and Severance Agreements — Former Executive Officers.” Apart from the Reorganization, we also entered into an amended Employment Agreement with Mr. DeBoer, who stepped down from his position effective on October 30, 2020. This arrangement is described below under “Termination and Change in Control Arrangements — Executive Employment and Severance Agreements — Former Executive Officers.”
Outstanding Equity Awards at 2020 Year-End
The following table sets forth information concerning unvested restricted stock unit awards held by our named executive officers on December 31, 2020. No named executive officers held any stock options as of December 31, 2020.

	Stock Awards
Name	Number of Shares of Stock or Units That Have Not Vested (#)(1)	Market Value of Shares of Stock or Units That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares of Stock That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market Value of Unearned Shares of Stock That Have Not Vested ($)(4)
Lynn A. Peterson	32,114	802,850	94,500	2,362,500
James P. Henderson	18,373	459,325	46,300	1,157,500
Charles J. Rimer	—	—	49,100	1,227,500

(1)
Reflects unvested restricted stock units held by our named executive officers as of December 31, 2020 that have time-based vesting. These shares will vest on various dates as follows if the named executive officer has remained in continuous employment through each such date:

Name	9/1/21	9/1/22	9/1/23
Lynn A. Peterson	10,704	10,705	10,705
James P. Henderson	6,124	6,124	6,125

(2)
Reflects the value of unvested shares of restricted stock and restricted stock units held by our named executive officers as of December 31, 2020 measured by the closing market price of our common stock on December 31, 2020, which was $25.00 per share.

(3)
Reflects unvested restricted stock units held by our named executive officers as of December 31, 2020 that vest 50% if the daily volume weighted average price of our common stock (“VWAP”) exceeds $32.57 per share for 20 consecutive trading days, an additional 25% if the daily VWAP exceeds $48.86 per share for 20 consecutive trading days and the final 25% if the daily VWAP exceeds $65.14 per share for 20 consecutive trading days. These restricted stock units will vest only if the named executive officer is employed by us during the 20 day period when the daily VWAP equals or exceeds the targets outlined above.

(4)
Reflects the value of unvested shares of restricted stock and restricted stock units held by our named executive officers as of December 31, 2020 measured by the closing market price of our common stock on December 31, 2020, which was $25.00 per share.

Termination and Change in Control Arrangements
Executive Employment and Severance Agreements — Current Executive Officers
We have entered into Employment Agreements with each of our current executive officers. Our Board approved the terms of the Employment Agreements with Messrs. Peterson, Henderson and Rimer based on arm’s length negotiation with each named executive officer. The Employment Agreements with Messrs. Peterson, Henderson and Rimer, were originally effective on September 1, 2020 and were amended effective February 2, 2021 to eliminate the payment of cash severance outside of a change in control context, among other things. Each of the Employment Agreements have a two-year term and renew automatically for successive one-year terms unless either party provides written notice to the other party at least 180 days prior to the end of a term. The compensation provided for by the Employment Agreements during the term of employment is described above under “Narrative Disclosure to Summary Compensation Table —  Post-Reorganization Compensation.” Under the terms of the Employment Agreements, the executives may also be entitled to certain severance payments and other benefits upon a qualifying termination of employment, as set forth in the chart below.

	Termination without Cause or for Good Reason*	Termination without Cause or for Good Reason in Connection with a Change in Control****
Lynn A. Peterson
Benefits Continuation:
Up to 24** months of continued health and welfare coverage.
Accrued and Pro-Rated Bonus:
Payment of unpaid bonus for any completed fiscal year.
Payment of pro-rated bonus for year of termination.
Severance
   ***

Benefits Continuation:
Up to 24 months of continued health and welfare coverage.
Accrued and Pro-Rated Bonus:
Payment of unpaid bonus for any completed fiscal year.
Payment of pro-rated bonus for year of termination.
Severance
2x base salary + bonus, payable in cash
plus
1x base salary + bonus, payable in stock

James P. Henderson
Benefits Continuation:
Up to 18 months of continued health and welfare coverage.
Accrued and Pro-Rated Bonus:
Payment of unpaid bonus for any completed fiscal year.
Payment of pro-rated bonus for year of termination.
Severance
   ***

Benefits Continuation:
Up to 18 months of continued health and welfare coverage.
Accrued and Pro-Rated Bonus:
Payment of unpaid bonus for any completed fiscal year.
Payment of pro-rated bonus for year of termination.
Severance
2x base salary + bonus

Charles J. Rimer
Benefits Continuation:
Up to 18 months of continued health and welfare coverage.
Accrued and Pro-Rated Bonus:
Payment of unpaid bonus for any completed fiscal year.
Payment of pro-rated bonus for year of termination.
Severance
   ***

Benefits Continuation:
Up to 18 months of continued health and welfare coverage.
Accrued and Pro-Rated Bonus:
Payment of unpaid bonus for any completed fiscal year.
Payment of pro-rated bonus for year of termination.
Severance
2x base salary + bonus

*
Our provision of a notice of non-renewal is treated the same as a termination without Cause. For purposes of the Employment Agreements:

“Cause” means a good faith finding by the Board that the executive officer has (i) willfully failed, grossly neglected, or refused to perform the lawful employment duties related to his position or that we have assigned to him (other than due to disability); (ii) committed any willful, intentional, or grossly negligent misconduct having the effect of injuring our interest, business, or reputation; (iii) violated or failed to comply in any material respect with our published rules, regulations or policies; (iv) been indicted for, convicted of, or plead guilty or nolo contendere to a felony or misdemeanor involving moral turpitude, or performed any act of fraud, material theft or material dishonesty; (v) misappropriated or embezzled any of our property (whether or not an act constituting a felony or misdemeanor); or (vi) breached any material provision of the Employment Agreement or any other applicable confidentiality, non-compete, non-solicit, general release, covenant not-to-sue, or other agreement with us.
“Good Reason” means the occurrence of any of the following without the executive officer’s consent (i) a material diminution in the executive officer’s title, duties or responsibilities; (ii) a requirement that the executive officer relocate the executive officer’s principal place of work to a location that increases the one-way commute by more than 40 miles; (iii) a reduction in salary or annual bonus target percentage that does not apply across the board to other senior executives; or (iv) we materially breach any provision of the Employment Agreement; and (v) for Mr. Peterson, he is removed or not re-nominated for election to our Board. The executive officer will not be deemed to have Good Reason to terminate unless the executive gives notice of the condition giving rise to Good Reason within 30 days of its initial occurrence, and we fail to cure such condition within 30 days after receiving such notice.
**
Prior to the amendment of the Employment Agreements on February 2, 2021, Mr. Peterson was entitled to up to 18 months of benefits continuation.

***
Prior to the amendment of the Employment Agreements on February 2, 2021, each executive was entitled to cash severance upon a termination without Cause or termination for Good Reason, in the amount of 1x base salary + annual bonus.

****
Change of Control has the meaning set forth in our 2020 Equity Incentive Plan and is described briefly in the “Equity Award Agreements” section below.

The executive’s right to receive severance payments and benefits is conditioned upon the executive’s continued compliance with any post-employment obligations and execution and non-revocation of a general release of claims. The Employment Agreements also provide that the executive is subject to a customary confidentiality covenant and non-disparagement covenant and, for one year following termination of employment (or two years if the termination is after a Change of Control), customary covenants not to solicit or compete with our business in its material plays or fields.
Equity Award Agreements
When we make grants of restricted stock unit and performance stock unit awards under our 2020 Equity Incentive Plan to our executive officers, including the named executive officers, we enter into restricted stock unit award agreements and performance stock unit award agreements with such executive officers that contain provisions that are triggered upon certain terminations of employment or a change in control of our company. The following chart outlines those provisions.
Relevant Scenario	Performance Stock Units	Restricted Stock Units
Voluntary Termination	Unvested award is forfeited	Unvested award is forfeited
Termination for Cause	Unvested award is forfeited	Unvested award is forfeited
Termination without Cause or Termination for Good Reason*	Target PSUs are reduced on a pro-rata basis. Participant is eligible to vest in the award at the end of the performance period based on the pro-rated target number of PSUs and company performance over the performance period.
Sep 2020 VWAP Grants
The RSUs remain eligible to become vested if the applicable VWAP is exceeded within three months following termination
Sep 2020 Time-Vested Grants
One-third of the RSUs vest (provided the termination is not within 90 days of the grant date)

Relevant Scenario	Performance Stock Units	Restricted Stock Units
Feb 2, 2021 Time-Vested Grants One-third of the RSUs vest (provided the termination is not within 90 days of the grant date) Feb 2, 2021 Extended Vesting Grants Award becomes 100% vested
Death	Executive receives 100% of the target PSUs.
Sep 2020 VWAP Grants
Unvested award is forfeited
Sep 2020 Time-Vested Grants
Unvested award is forfeited
Feb 2, 2021 Time-Vested Grants
One-third of the RSUs vest (provided the termination is not within 90 days of the grant date)
Feb 2, 2021 Extended Vesting Grants
Award becomes 100% vested

Disability	Executive receives 100% of the target PSUs.
Sep 2020 VWAP Grants
Unvested award is forfeited
Sep 2020 Time-Vested Grants
Unvested award is forfeited
Feb 2, 2021 Time-Vested Grants
One-third of the RSUs vest (provided the termination is not within 90 days of the grant date)
Feb 2, 2021 Extended Vesting Grants
Award becomes 100% vested

Change of Control**	Performance period is truncated, and the participant contingently earns the greater of (i) the target PSUs, or (ii) the number of PSUs based on performance through the change of control. The contingently earned PSUs vest based on continued employment through the end of the originally scheduled performance period. If the executive is terminated prior to the end of the originally scheduled performance period because of death, disability, a
Sep 2020 VWAP Grants
The applicable VWAP is determined by reference to the consideration received in the Change of Control and the award is earned (or forfeited) based on such determination. Alternatively, the Compensation and Human Resources Committee may choose to have the award assumed or substituted in the Change of Control transaction.

Relevant Scenario	Performance Stock Units	Restricted Stock Units
termination without Cause, or a termination for Good Reason, the contingently earned PSUs vest in full.
Sep 2020 Time-Vested Grants
One-third of the RSUs vest immediately upon a Change of Control. If there is a termination of employment within twelve months following the Change of Control, the award will become 100% vested.
Feb 2, 2021 Time-Vested Grants
Award continues to vest in accordance with its terms. If the executive is terminated without Cause, terminates for Good Reason, dies or becomes disabled, the award will become 100% vested.
Feb 2, 2021 Extended Vesting Grants
Award continues to vest in accordance with its terms. If the executive is terminated without Cause, terminates for Good Reason, dies or becomes disabled, the award will become 100% vested.

*
The terms “Cause” and “Good Reason” have the meanings set forth in the Employment Agreements.

**
“Change of Control” is defined in the 2020 Equity Incentive Plan, and generally includes the acquisition of 50% or more of the outstanding shares or voting power of our company, a non-approved change in a majority of the Board, a merger or consolidation in which our stockholders have less than 50% of the voting or economic power of the surviving entity, or a liquidation, dissolution or sale of all or substantially all of our assets.

Executive Employment and Severance Agreements — Former Executive Officers
We also had Employment Agreements with each of our named executive officers who are former executive officers, Messrs. Holly and DeBoer and Ms. Loeffler. The Pre-Reorganization Committee approved the terms of these Employment Agreements based on the independent compensation consultant’s analysis of the market.
The Employment Agreements with Messrs. Holly and DeBoer and Ms. Loeffler had a term that ended at the end of each calendar year and renewed automatically for successive one-year terms unless either party provided written notice to the other party at least 180 days prior to the end of a term. The Employment Agreements provided that the executive officer was entitled to a base salary as in effect on the date of the Employment Agreement, subject to increase, but not decrease, as may be determined by the Post-Reorganization Committee, and to participate in cash and equity incentive plans and employee benefit plans that we generally provide to our senior executives. The Employment Agreements also provided that the executive officer was entitled to certain severance payments and other benefits upon a qualifying employment termination, including after we experience a Change of Control (as defined in the Employment Agreements).
If such executive officer’s employment was terminated without Cause (as defined in the Employment Agreements) or for Good Reason (as defined in the Employment Agreements) prior to the end of the employment term, the executive officer would be entitled to accrued but unpaid benefits, including a pro rata portion of the current year’s target annual bonus, and a lump sum severance benefit equal to the executive officer’s base salary multiplied by one, or two in the case of Mr. Holly, plus the target bonus for the year in which the termination occurs. If such termination occurred within two years following a Change of Control, the multiplier of base salary described in the previous sentence would have been increased to two, or three in the case of Mr. Holly. Due to Section 409A of the Internal Revenue Code, the severance payment will not be paid to the executive officer until six months after the executive officer’s termination except in certain circumstances. Additionally, until the earlier of 18 months following a qualified termination (or 24 months if such termination followed a Change of Control) or such time as the executive officer has obtained new employment and is covered by benefits at least equal in value, such executive officer would continue to be covered, at our expense, by the same or equivalent life insurance, hospitalization, medical, dental and vision coverage as such executive officer received prior to termination. To receive the foregoing benefits, the executive officer must have executed and delivered to us (and not revoked) a general release of claims. The Employment Agreements also provided that the executive officer is subject to a customary confidentiality covenant and, for one year following termination of employment (or two years if the termination is after a Change of Control), customary covenants not to solicit and not to compete with our business in our material plays or fields.
In connection with Mr. Holly’s termination of employment upon our emergence from bankruptcy and the completion of the Reorganization, as previously disclosed, we entered into an amendment to Mr. Holly’s Employment Agreement to provide that, in exchange for a general release of claims and his agreement to provide consulting services for a transition period, we would provide Mr. Holly with severance pay and benefits consistent with those provided for in his Employment Agreement as well as reimbursement of attorneys’ fees incurred in connection with the review of the amendment. In addition, the amendment provides that Mr. Holly will no longer be entitled to (1) any severance pay and benefits provided for under the Employment Agreement or any other payment or benefits in connection with a Change of Control, (2) any equity or equity-based compensation (or acceleration thereof) in connection with his separation from service or as a result of the Reorganization or (3) any bonus payment for 2020 or otherwise. In the event Mr. Holly fails to honor all of the terms and conditions of the amendment and the continuing obligations under his Employment Agreement, which include confidentiality, non-compete and non-solicit obligations, Mr. Holly would be required to repay the severance payments. Mr. Holly’s severance pay, which totaled approximately $2,526,000, will be paid in 2021.
In connection with Ms. Loeffler’s termination of employment on September 1, 2020, as previously disclosed, we entered into an amendment to her Employment Agreement to provide that, in exchange for a general release of claims and Ms. Loeffler’s agreement to provide consulting services for a transition period, we would provide Ms. Loeffler with severance pay and benefits consistent with those provided for in her Employment Agreement, reimbursement of attorneys’ fees incurred in connection with the review of the amendment and an aggregate of $68,250 as payment for consulting services during the transition period. In addition, the amendment provided that Ms. Loeffler would no longer be entitled to (1) any severance pay or benefits provided for under her Employment Agreement or any other payment or benefits in connection with a Change of Control, (2) any equity or equity-based compensation (or acceleration thereof) in connection with her separation from service or as a result of the Reorganization or (3) any bonus payment for 2020 or otherwise. In the event Ms. Loeffler would fail to honor all of the terms and conditions of the amendment and the continuing obligations under her Employment Agreement, which include confidentiality, non-compete and non-solicit obligations, Ms. Loeffler would be required to repay the severance payments. Ms. Loeffler’s severance pay, which totaled approximately $880,000, will be paid in 2021.
In connection with the ending of Mr. DeBoer’s employment on October 30, 2020, as previously disclosed, we entered into an amendment to his Employment Agreement to provide that, in exchange for a general release of claims, we would provide Mr. DeBoer with severance pay and benefits consistent with those provided for in his Employment Agreement. In addition, the amendment provides that Mr. DeBoer will no longer be entitled to (1) any severance pay and benefits provided for under his Employment Agreement or any other payment or benefits in connection with a change of control or (2) any additional bonus payment for 2020 or otherwise. In the event Mr. DeBoer would fail to honor all of the terms and conditions of the amendment and the continuing obligations under his Employment Agreement, which include confidentiality, non-compete and non-solicit obligations, Mr. DeBoer would be required to repay the severance payments. Mr. DeBoer’s severance pay, which totaled approximately $883,500, will be paid in 2021.

Proposal 2 — Advisory Vote on the Compensation of Our Named Executive Officers
The Board proposes that our stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed pursuant to Item 402 of Regulation S-K under “Executive Compensation” in this proxy statement.
Executive compensation is an important matter to us, our Board, our Compensation and Human Resources Committee and our stockholders. At our 2017 annual meeting, we also held a non-binding, advisory stockholder vote on the frequency of future advisory stockholders votes on the compensation of our named executive officers. In keeping with the recommendation of the Board, our stockholders expressed a preference that advisory stockholder votes on the compensation of our named executive officers be held on an annual basis and, as previously disclosed, the Board determined to hold an advisory vote on the compensation of the named executive officers every year until the next required advisory vote on the frequency of future advisory votes. Due to the Reorganization in 2020, we did not hold an advisory vote in 2020, but we are resuming annual advisory votes in 2021. Accordingly, as required by Section 14A of the Exchange Act, we are asking our stockholders again to vote, on a non-binding, advisory basis, on a resolution approving the compensation of our named executive officers as disclosed under the heading “Executive Compensation” in this proxy statement.
As we describe under “Executive Compensation,” we have designed our executive compensation programs to advance the core principles of supporting our business strategy of capital spending discipline, operational excellence and achieving meaningful growth in free cash flow, production of oil and natural gas and proved reserves of oil and natural gas and increasing long-term value appreciation in our common stock. We utilize our executive compensation program to attract and retain highly qualified and experienced employees, motivate them to achieve and advance and reward them for outstanding performance.
The Compensation and Human Resources Committee has overseen the development and implementation of our executive compensation program in line with these core compensation principles. Our Compensation and Human Resources Committee is committed to align executive compensation with stockholders’ interests while providing competitive compensation to attract, motivate and retain our named executive officers and other key talent. We will continue to review and adjust our executive compensation programs with these goals in mind to seek the long-term success of our company and generate increased long-term value to our stockholders.
The Board and the Compensation and Human Resources Committee request the support of our stockholders for the compensation of our named executive officers as disclosed in this proxy statement. This advisory vote on the compensation of our named executive officers gives our stockholders the opportunity to make their opinions known about our executive compensation programs. As we seek to align our executive compensation program with the interests of our stockholders while continuing to retain key talented executives that drive our company’s success, we ask that our stockholders approve the compensation of our named executive officers as disclosed in this proxy statement.
This vote on the compensation of our named executive officers is advisory and not binding on us, the Board or the Compensation and Human Resources Committee. Although the outcome of this advisory vote on the compensation of our named executive officers is non-binding, the Compensation and Human Resources Committee and the Board will review and consider the outcome of this vote when making future compensation decisions for our named executive officers.
The Board recommends a vote FOR the compensation of our named executive officers as disclosed under “Executive Compensation” in this proxy statement.

AUDIT MATTERS
Audit Committee Report
Management is responsible for the company’s internal controls and preparation of the financial statements in accordance with generally accepted accounting principles. The independent registered public accounting firm is responsible for performing an independent audit of the company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report thereon. The Audit Committee’s responsibilities include monitoring and overseeing these processes as set forth in its charter.
The Audit Committee reviewed and discussed with management and Deloitte & Touche LLP the company’s audited financial statements for the year ended December 31, 2020, the related audit report, the related certifications of the company’s chief executive officer and chief financial officer, and the applicable management’s discussion and analysis.
The Audit Committee also reviewed and discussed with Deloitte & Touche LLP their independence and the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received the written disclosures and the letter required by applicable requirements of the PCAOB regarding Deloitte & Touche LLP’s communications with the audit committee concerning independence.
Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the company’s audited financial statements for the year ended December 31, 2020 be included in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.
Paul J. Korus, Chairperson
Susan M. Cunningham
Daniel J. Rice IV
Proposal 3 — Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee has selected Deloitte & Touche LLP as our independent registered public accounting firm for 2021. The Board recommends to the stockholders the ratification of the selection of Deloitte & Touche LLP, an independent registered public accounting firm, to audit our financial statements for 2021.
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit our financial statements. Deloitte & Touche LLP has been retained as our independent registered public accounting firm continuously since 2003. The Audit Committee is responsible for the audit fee negotiations associated with our retention of Deloitte & Touche LLP. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent external audit firm. In connection with the mandated rotation of Deloitte & Touche LLP’s lead engagement partner, the Audit Committee and its Chairperson are directly involved in the selection of Deloitte & Touche LLP’s new lead engagement partner. The members of the Audit Committee and the Board believe that the continued retention of Deloitte & Touche LLP to serve as our independent registered public accounting firm is in our and our stockholders’ best interests.
Stockholder ratification of the appointment of our independent registered public accounting firm is not required. We are doing so because we believe it is a sound corporate governance practice. If our stockholders fail to ratify the appointment of Deloitte & Touche LLP, the Audit Committee will, in its discretion, consider whether or not to retain Deloitte & Touche LLP or to select another independent registered public accounting firm for the subsequent year. Even if the selection is ratified, the Audit Committee, in its discretion, may select a new independent registered public accounting firm at any time during the year if it feels that such a change would be in the best interests of us and our stockholders.
The Board recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire. Such representatives are also expected to be available to respond to appropriate questions.
Audit and Non-Audit Fees and Services
The following table presents fees for audit services rendered by Deloitte & Touche LLP for the audit of our financial statements for the years ended December 31, 2020 and 2019 and fees for other permitted services rendered by Deloitte & Touche LLP during those periods:
	2020 ($)	2019 ($)
Audit Fees	2,588,767	986,651
Audit-Related Fees(1)	50,645	124,959
Tax Fees	—	—
All Other Fees(2)	—	80,000
Total Fees	2,639,412	1,191,609

(1)
For 2020, audit-related fees are in respect of the audit of our 401(k) Plan and work performed in connection with registration statements. For 2019, audit-related fees are in respect of the audit of our 401(k) Plan, work performed in connection with registration statements and adoption of new accounting guidance.

(2)
For 2019, other fees are related to a cybersecurity assessment project.

The Audit Committee has concluded that the provision of non-audit services listed above is compatible with maintaining the independence of Deloitte & Touche LLP.
The Audit Committee has established pre-approval policies and procedures with respect to all audit and permitted non-audit services to be provided by our independent registered public accounting firm. Pursuant to these policies and procedures, the Audit Committee may delegate authority to one or more of its members when appropriate to grant such pre-approvals, provided that decisions of such member or members to grant pre-approvals are presented to the full Audit Committee at its next scheduled meeting. In addition, the Audit Committee pre-approves particular services, subject to certain monetary limits, after the Audit Committee is presented with a schedule describing the services to be approved. The Audit Committee’s pre-approval policies do not permit the delegation of the Audit Committee’s responsibilities to management.
STOCKHOLDER PROPOSALS
If a stockholder wants us to include a proposal in our proxy statement for the 2022 annual meeting pursuant to SEC Rule 14a-8, the proposal must be received at our principal executive offices at 1700 Lincoln Street, Suite 4700, Denver, Colorado 80203 by November 29, 2021. The proposal should be sent to the attention of our Corporate Secretary. Such a proposal must meet the stockholder eligibility and other requirements of the SEC.
Our by-laws include a proxy access provision under which stockholders who meet the requirements set forth in our by-laws may under certain circumstances include a specified number of director nominees in our proxy materials. Among other requirements, a stockholder must give written notice to our Corporate Secretary not less than 120 days and not more than 150 days prior to the first anniversary of the date on which we first made available our proxy materials for the 2021 annual meeting. Under our by-laws, we must receive notice of a stockholder’s director nomination for the 2022 annual meeting pursuant to the proxy access by-law provision no sooner than October 30, 2021 and no later than November 29, 2021. If the notice is received outside of that time frame, then we are not required to include the nominees in our proxy materials for the 2022 annual meeting.
A stockholder who otherwise intends to present business, other than a stockholder proposal pursuant to Rule 14a-8, or to nominate a director, other than pursuant to our proxy access by-law provision, at the 2022 annual meeting must comply with the requirements set forth in our by-laws. Among other matters, a stockholder must give written notice to our Corporate Secretary not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary date of the 2021 annual meeting. Under our by-laws, we must receive notice of a stockholder’s intent to present business, other than pursuant to Rule 14a-8, or to nominate a director, other than pursuant to our proxy access by-law provision, at the 2022 annual meeting no sooner than the close of business on January 11, 2022 and no later than the close of business on February 10, 2022. If the notice is received outside of that time frame, then we are not required to permit the business or the nomination to be presented at the 2022 annual meeting. Nevertheless, if the Board chooses to present such proposal at the 2022 annual meeting, then the persons named in proxies solicited by the Board for the 2022 annual meeting may exercise discretionary voting power with respect to such proposal.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
When is the Annual Meeting and how can I participate at the Annual Meeting?
The Annual Meeting will be held on Tuesday, May 11, 2021 at 10:00 a.m., Mountain Time, in a virtual format online via live webcast.
In light of the coronavirus (COVID-19) pandemic and to assist in protecting the health and wellbeing of our stockholders, employees and other participants, the Annual Meeting will be held in a virtual format online via live webcast only. You will not be able to attend the Annual Meeting physically. To attend the Annual Meeting, you will need to visit the virtual meeting website at www.meetingcenter.io/258088867 and enter the password WLL2021. Participants may choose to join the Annual Meeting as a “stockholder” or as a “guest”. To enter the virtual meeting as a stockholder of record, participants will need to enter a valid 15-digit control number, which can be found on your proxy card or Notice of Internet Availability of Proxy Materials, to be able to vote or submit questions during the Annual Meeting.
If you hold your shares through an intermediary, such as a bank or broker, and you want to vote or ask a question at the Annual Meeting, you must register in advance to attend the Annual Meeting virtually by live webcast. Otherwise, you may enter the webcast as a guest. To register to attend the Annual Meeting virtually by live webcast, you must submit a legal proxy reflecting your holdings of shares of Whiting Petroleum Corporation common stock along with your name and email address to our transfer agent, Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 4, 2021. You will receive a confirmation of your registration by email after Computershare receives your registration materials. Requests for registration should be directed to:
•
By Email:   Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com.

•
By Mail:   Send to Computershare, Whiting Petroleum Corporation Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001.

An online portal is available to stockholders at www.envisionreports.com/WLL where you can view and download our proxy materials and our Annual Report on Form 10-K for the year ended December 31, 2020 and vote your shares. On the day of, and during the Annual Meeting, you can view our agenda and meeting procedures and submit questions at www.meetingcenter.io/258088867. Stockholders must have their control number to submit questions. Stockholders will have an opportunity to raise questions about the items of business for the meeting. In addition, after the business portion of the Annual Meeting concludes and the meeting is adjourned, stockholders will have an opportunity to raise questions of a more general nature. We intend to answer all questions submitted that are pertinent to our company and the items being voted on during the Annual Meeting, as time permits and in accordance with our meeting procedures. We may also respond to questions after the meeting on an individual basis or by posting answers on the investor relations section of our website.
Online access to the webcast will be open for 30 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your computer audio system. We encourage you to access the meeting prior to the start time. If you encounter any difficulties accessing the meeting in advance of or during the meeting, please call 1-800-736-3001 (toll-free in U.S., Canada, Puerto Rico) or 1-781-575-3100 (international).
Who is entitled to vote at the Annual Meeting?
Holders of our common stock at the close of business on March 16, 2021 are entitled to receive the Notice of Annual Meeting of Stockholders and to vote their shares at the Annual Meeting. As of that date, there were 39,000,022 shares of our common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered in your name with our transfer agent, Computershare, you are the “stockholder of record” of those shares. The Notice of Annual Meeting of Stockholders and this proxy statement and any accompanying materials have been provided directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of those shares, and the Notice of Annual Meeting of Stockholders and this Proxy Statement and any accompanying documents have been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by using the voting instruction card or by following their instructions for voting by telephone or on the Internet.
How do I vote?
You may vote using any of the following methods:
•
By Internet:   You can vote over the Internet at www.envisionreports.com/WLL by following the instructions in the Notice of Internet Availability of Proxy Materials or on the proxy card.

•
By Telephone:   You can vote over the telephone by following the instructions in the Notice of Internet Availability of Proxy Materials or on the proxy card.

•
By Mail:   If you have requested or received a proxy or voting instruction card by mail, you can vote by completing, signing and dating the accompanying proxy or voting instruction card and returning it in the prepaid envelope. If you are a stockholder of record and return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by the Board.

•
At the Annual Meeting:   Stockholders who attend the Annual Meeting may vote by virtual presence online at the Annual Meeting. If you are a stockholder of record, you will need to visit the virtual meeting website at www.meetingcenter.io/258088867, enter the password WLL2021 and enter a valid 15-digit control number, which can be found on your proxy card or Notice of Internet Availability of Proxy Materials. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and register in advance to vote at the Annual Meeting as described above under “When is the Annual Meeting and how can I participate at the Annual Meeting?”.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day until 10:00 a.m., Eastern Time, on May 9, 2021. The availability of Internet and telephone voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. We therefore recommend that you follow the voting instructions in the materials you receive. If you vote by Internet or telephone, you do not have to return your proxy or voting instruction card.
Your vote is important.   You can save us the expense of a second mailing by voting promptly.
What can I do if I change my mind after I vote?
Submitting your proxy over the Internet, by telephone or by executing and returning a printed proxy card will not affect your right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a stockholder who has submitted a proxy does not in itself revoke a proxy. If you are a stockholder of record, you can revoke your proxy before it is exercised by:
•
giving written notice to the Corporate Secretary of the company;

•
delivering a valid, later-dated proxy, or a later-dated vote by telephone or on the Internet, in a timely manner; or

•
attending and voting by virtual presence online at the Annual Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record.
Why did I receive a “Notice of Internet Availability of Proxy Materials” but no proxy materials?
We distribute our proxy materials to certain stockholders via the Internet under the “Notice and Access” approach permitted by rules of the SEC. This approach conserves natural resources and reduces our distribution costs, while providing a timely and convenient method of accessing the materials and voting. On or before March 29, 2021, we mailed a Notice of Internet Availability of Proxy Materials to participating stockholders, containing instructions on how to access the proxy materials on the Internet to vote your shares over the Internet or by telephone. You will not receive a printed copy of the proxy materials unless you request them. If you would like to receive a printed copy of our proxy materials, including a printed proxy card on which you may submit your vote by mail, then you should follow the instructions for obtaining a printed copy of our proxy materials contained in the Notice of Internet Availability of Proxy Materials.
What is “householding” and how does it affect me?
We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and receive paper copies of the proxy materials will receive only one copy of our proxy statement, Notice of Internet Availability of Proxy Materials and annual report to stockholders, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. Householding conserves natural resources and reduces our distribution costs. Stockholders who participate in householding will continue to receive separate proxy cards.
Upon request, we will promptly deliver a separate copy of the proxy statement and annual report to stockholders to any stockholder at a shared address to which a single copy of each document was delivered. For future deliveries of proxy statements and annual reports to stockholders, stockholders may also request us to deliver multiple copies at a shared address to which a single copy of each document was delivered. Stockholders sharing an address who are currently receiving multiple copies of the proxy statement and annual report to stockholders may also request delivery of a single copy upon request. Stockholders may notify us of their requests orally or in writing by contacting Corporate Secretary, Whiting Petroleum Corporation, at 303-837-1661 or 1700 Lincoln Street, Suite 4700, Denver, Colorado 80203.
If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.
Can I access the proxy materials and the 2020 Annual Report on the Internet?
The Notice of Annual Meeting of Stockholders and this proxy statement and our 2020 annual report to stockholders are available on www.envisionreports.com/WLL or on our website at www.whiting.com.
What is a broker non-vote?
If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the NYSE.
If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE rules to vote your shares on the ratification of the appointment of Deloitte & Touche LLP, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors or the approval, by advisory vote, of the compensation of our named executive officers, in which case a broker non-vote will occur, and your shares will not be voted on these matters.
What is a quorum for the Annual Meeting?
The presence of the holders of stock representing a majority of the voting power of all shares of stock issued and outstanding and entitled to vote at the Annual Meeting, in person or represented by proxy, is necessary to constitute a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

What are the voting requirements to elect the directors and to approve each of the proposals discussed in this proxy statement?
Proposal	Vote Required
1. Election of seven directors	Plurality subject to resignation under Majority Voting Policy if votes “withheld” greater than votes “for”
2. Advisory approval of executive compensation	Majority of votes present and entitled to vote
3. Ratification of the appointment of Deloitte & Touche LLP	Majority of votes present and entitled to vote
Election of Seven Directors; Majority Vote Policy
Each director will be elected by a plurality of the votes cast at the Annual Meeting (assuming a quorum is present), subject to our Majority Voting Policy. Any shares not voted at the Annual Meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of the directors.
Pursuant to our Majority Voting Policy, in the absence of a contested election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election must promptly tender his or her resignation to the chairman of the board. The Nominating and Governance Committee of our Board (or, under certain circumstances, another committee appointed by the Board) will promptly consider that resignation and will recommend to the Board whether to accept the tendered resignation or reject it based on all relevant factors. The Board must then act on that recommendation no later than 90 days following the date of an Annual Meeting of Stockholders. Within four days of the Board’s decision, we must disclose the decision in a Current Report on Form 8-K filed with the SEC that includes a full explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the resignation. The Majority Voting Policy is available in Appendix C to our Corporate Governance Guidelines on our website at www.whiting.com.
Approval, by Advisory Vote, of the Compensation of Our Named Executive Officers
The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting (assuming a quorum is present) is required for the approval, by advisory vote, of the compensation of our named executive officers as disclosed in this proxy statement. Broker non-votes will have no effect on approval of the resolution, but abstentions will act as a vote against approval of the resolution.
Ratification of the Appointment of Deloitte & Touche LLP
The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting (assuming a quorum is present) is required for the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2021. Abstentions will act as a vote against ratification of the appointment.
How will my shares be voted at the Annual Meeting?
If you submit your proxy over the Internet or by telephone, or you request a printed proxy card and properly execute and return the proxy card by mail, then the persons named as proxies will vote the shares represented by your proxy according to your instructions. If you request a printed proxy card, and properly execute and return the proxy card by mail, but do not mark voting instructions on the proxy card, then the persons named as proxies will vote:
•
FOR the election of each of the seven director nominees named in this proxy statement;

•
FOR the approval, by advisory vote, of the compensation of our named executive officers as disclosed in this proxy statement; and

•
FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2021.

Could other matters be decided at the Annual Meeting?
Other than the election of seven directors, the advisory vote on the compensation of our named executive officers and the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2021, the Board has no knowledge of any other matters to be presented for action by the stockholders at the Annual Meeting. However, if you return your signed and completed proxy card or vote by telephone or on the Internet and any other business or matters properly come before the Annual Meeting, then the persons named as proxies in the form of proxy will vote the shares represented by each proxy in accordance with their judgment on such matters.
Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, mail, electronic transmission and/or facsimile transmission. We will also reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold our common stock.
Who will count the votes?
Representatives of our transfer agent, Computershare, will tabulate the votes and act as inspectors of election.

WHITING

VOTE

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DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.envisionreports.com/WLL** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/WLL

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, and FOR Proposals 2 and 3.

	For	Withhold		For	Withhold		For	Withhold
01 - Janet L. Carrig	☐	☐	02 - Susan M. Cunningham	☐	☐	03 - Paul J. Korus	☐	☐
04 - Kevin S. McCarthy	☐	☐	05 - Lynn A. Peterson	☐	☐	06 - Daniel J. Rice IV	☐	☐
07 - Anne Taylor	☐	☐						

	For	Against	Abstain
2. To approve, by advisory vote, the compensation of our named executive officers;	☐	☐	☐
3. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2021; and	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as the name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

7 2 C V 4 9 9 0 9 8

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03ER3D

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is — WLL2021.

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/WLL

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — Whiting Petroleum Corporation

2021 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Lynn A. Peterson, James P. Henderson and M. Scott Regan, and each of them, as proxies, with full power of substitution (to act jointly or if only one acts then by that one), for the undersigned at the Annual Meeting of Stockholders of Whiting Petroleum Corporation to be held on Tuesday, May 11, 2021, at 10:00 A.M., Mountain Time, via live webcast, or any adjournments or postponements thereof, to vote thereat as designated on the reverse side of this card all of the shares of Common Stock of Whiting Petroleum Corporation held of record by the undersigned on March 16, 2021 as fully and with the same effect as the undersigned might or could do if personally present at said Annual Meeting or any adjournments or postponements thereof, hereby revoking any other proxy heretofore executed by the undersigned for such Annual Meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the director nominees listed, FOR the approval, by advisory vote, of the compensation of our named executive officers, and FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2021.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

C Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

WHITING

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas.

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, and FOR Proposals 2 and 3.

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Janet L. Carrig	☐	☐	02 - Susan M. Cunningham	☐	☐	03 - Paul J. Korus	☐	☐
04 - Kevin S. McCarthy	☐	☐	05 - Lynn A. Peterson	☐	☐	06 - Daniel J. Rice IV	☐	☐
07 - Anne Taylor	☐	☐						

Proposal	For	Against	Abstain
2. To approve, by advisory vote, the compensation of our named executive officers;	☐	☐	☐
3. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2021; and	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as the name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 4 9 9 0 9 8

03ER4C

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Whiting Petroleum Corporation

2021 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Lynn A. Peterson, James P. Henderson and M. Scott Regan, and each of them, as proxies, with full power of substitution (to act jointly or if only one acts then by that one), for the undersigned at the Annual Meeting of Stockholders of Whiting Petroleum Corporation to be held on Tuesday, May 11, 2021, at 10:00 A.M., Mountain Time, via live webcast, or any adjournments or postponements thereof, to vote thereat as designated on the reverse side of this card all of the shares of Common Stock of Whiting Petroleum Corporation held of record by the undersigned on March 16, 2021 as fully and with the same effect as the undersigned might or could do if personally present at said Annual Meeting or any adjournments or postponements thereof, hereby revoking any other proxy heretofore executed by the undersigned for such Annual Meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the director nominees listed, FOR the approval, by advisory vote, of the compensation of our named executive officers, and FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2021.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.